                                                                   EXHIBIT 10.33

                                      LEASE

                        RREEF AMERICA REIT II CORP. PPP,

                                    Landlord,

                                       and

                           ART TECHNOLOGY GROUP, INC.,

                                     Tenant

                             Riverfront Office Park
                            Cambridge, Massachusetts

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
1.   USE AND RESTRICTIONS ON USE.........................................     1
2.   TERM................................................................     2
3.   RENT................................................................     3
4.   RENT ADJUSTMENTS....................................................     3
5.   SECURITY DEPOSIT....................................................     5
6.   ALTERATIONS.........................................................     7
7.   REPAIR..............................................................     8
8.   LIENS...............................................................     8
9.   ASSIGNMENT AND SUBLETTING...........................................     8
10.  INDEMNIFICATION.....................................................    10
11.  INSURANCE...........................................................    10
12.  WAIVER OF SUBROGATION...............................................    11
13.  SERVICES AND UTILITIES..............................................    11
14.  HOLDING OVER........................................................    13
15.  SUBORDINATION.......................................................    13
16.  RULES AND REGULATIONS...............................................    13
17.  REENTRY BY LANDLORD.................................................    13
18.  DEFAULT.............................................................    14
19.  REMEDIES............................................................    15
20.  TENANT'S BANKRUPTCY OR INSOLVENCY...................................    17
21.  QUIET ENJOYMENT.....................................................    18
22.  CASUALTY............................................................    18
23.  EMINENT DOMAIN......................................................    19
24.  SALE BY LANDLORD....................................................    19
25.  ESTOPPEL CERTIFICATES...............................................    20
26.  SURRENDER OF PREMISES...............................................    20
27.  NOTICES.............................................................    20
28.  TAXES PAYABLE BY TENANT.............................................    21
29.  INTENTIONALLY DELETED...............................................    21
30.  DEFINED TERMS AND HEADINGS..........................................    21
31.  TENANT'S AUTHORITY..................................................    21
32.  FINANCIAL STATEMENTS AND CREDIT REPORTS.............................    22
33.  COMMISSIONS.........................................................    22
34.  TIME AND APPLICABLE LAW.............................................    22
35.  SUCCESSORS AND ASSIGNS..............................................    22

                                TABLE OF CONTENTS
                                  (continued)

                                                                            PAGE
                                                                            ----
36.  ENTIRE AGREEMENT....................................................    22
37.  EXAMINATION NOT OPTION..............................................    22
38.  RECORDATION.........................................................    22
39.  PARKING.............................................................    22
40.  RENEWAL OPTION......................................................    24
41.  RIGHT OF FIRST OFFER................................................    24
42.  EXPANSION OPTION....................................................    25
43.  LIMITATION OF LANDLORD'S LIABILITY..................................    26

EXHIBIT A - FLOOR PLAN DEPICTING THE PREMISES............................     1
EXHIBIT A-1 - SITE PLAN..................................................     1
EXHIBIT A-2 - LEGAL DESCRIPTION OF THE LOT...............................     1
EXHIBIT B - INITIAL ALTERATIONS..........................................     1
EXHIBIT C - COMMENCEMENT DATE MEMORANDUM.................................     1
EXHIBIT D - RULES AND REGULATIONS........................................     1
EXHIBIT E - ELECTRICITY COSTS............................................     1
EXHIBIT F - EXPANSION PREMISES...........................................     1

                           GROSS (BY)-INS OFFICE LEASE

                                 REFERENCE PAGES

BUILDING:                               Riverfront Office Park
                                        One Main Street
                                        Cambridge, Massachusetts 02142

LANDLORD:                               RREEF AMERICA REIT II CORP. PPP,
                                        a Maryland corporation

LANDLORD'S ADDRESS:                     c/o RREEF Management Company
                                        One Main Street
                                        Cambridge, MA 02142

WIRE INSTRUCTIONS AND/OR ADDRESS FOR
   RENT PAYMENT:                        RREEF AMERICA REIT II CORP. PPP
                                        75 Remittance Drive
                                        Suite 6334
                                        Chicago, IL 60675-6334

LEASE REFERENCE DATE:                   APRIL 12, 2006

TENANT:                                 ART TECHNOLOGY GROUP, INC.,
                                        a Delaware corporation

TENANT'S NOTICE ADDRESS:

   (a) As of beginning of Term:         One Main Street
                                        Suites 600 & 710
                                        Cambridge, MA 02142

   (b) Prior to beginning of Term
       (if different):                  25 First Street
                                        Cambridge, Massachusetts 02141

PREMISES ADDRESS:                       One Main Street
                                        Suites 600 & 710
                                        Cambridge, Massachusetts 02142

PREMISES RENTABLE AREA:                 Approximately 44,981 rentable sq. ft. on
                                        the 6th and 7th floors and approximately
                                        500 usable sq. ft. of storage space on
                                        the 1st floor. (for outline of Premises
                                        see Exhibit A)

SCHEDULED COMMENCEMENT DATE:            August 14, 2006

TERM OF LEASE:                          Approximately five (5) years, four (4)
                                        months and eighteen (18) days beginning
                                        on the Commencement Date and ending on
                                        the Termination Date. The period from
                                        the Commencement Date to the last day of
                                        the same month is the "Commencement
                                        Month."

TERMINATION DATE:                       December 31, 2011

                                        The last day of the sixty-fourth (64th)
                                        full calendar month after (if the
                                        Commencement Month is not a full
                                        calendar month), or from and including
                                        (if the Commencement Month is a full
                                        calendar month), the Commencement Month

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                                                                 Initials

ANNUAL RENT and MONTHLY INSTALLMENT OF RENT(Article 3):

        PERIOD
----------------------   RENTABLE SQUARE     ANNUAL RENT                     MONTHLY INSTALLMENT
   FROM       THROUGH        FOOTAGE       PER SQUARE FOOT    ANNUAL RENT          OF RENT
---------   ----------   ---------------   ---------------   -------------   -------------------
8/14/2006   12/31/2007        44,981            $31.25       $1,405,656.25       $117,138.02
 1/1/2008   12/31/2008        44,981            $32.25       $1,450,637.25       $120,886.44
 1/1/2009   12/31/2009        44,981            $33.25       $1,495,618.25       $124,634.85
 1/1/2010   12/31/2010        44,981            $34.25       $1,540,599.25       $128,383.27
 1/1/2011   12/31/2011        44,981            $35.25       $1,585,580.25       $132,131.69

plus for the 1st floor storage space totaling 500 usable square feet, from the Commencement Date through the Termination Date, at a rent of $15.00 per usable square foot, Annual Rent of $7,500.00 with Monthly Installment of Rent of $625.00, with no share of Expenses, Taxes or insurance Costs applicable thereto.

LEASE YEAR 1 IS THE PERIOD BEGINNING ON THE COMMENCEMENT DATE AND ENDING AT THE END OF THE SIXTEENTH (16TH) FULL CALENDAR MONTH OF THE TERM; LEASE YEAR 2 IS THE TWELVE (12) CALENDAR MONTH PERIOD IMMEDIATELY FOLLOWING LEASE YEAR 1; LEASE YEAR 3 IS THE TWELVE (12) CALENDAR MONTH IMMEDIATELY FOLLOWING LEASE YEAR 2; AND SO FORTH. PROVIDED THAT TENANT IS NOT THEN IN DEFAULT, THE MONTHLY INSTALLMENT OF RENT WILL BE ABATED TO AND THROUGH 12/31/2006 IF THE COMMENCEMENT DATE IS 8/14/2006 AND, IF THE COMMENCEMENT DATE IS LATER THAN 8/14/2006, THE MONTHLY INSTALLMENT OF RENT WILL BE ABATED TO AND THROUGH 1/31/2007. THE ACTUAL DATES ARE TO BE CONFIRMED PER SECTION 2.1.

ALL RENTAL AMOUNTS ARE NET OF TENANT ELECTRICITY.

BASE YEAR (EXPENSES):                2007

BASE YEAR (INSURANCE):               2007

BASE YEAR (TAXES):                   Taxes for July 1, 2006 to June 30, 2007

TENANT'S PROPORTIONATE SHARE:        13.9594%

SECURITY DEPOSIT:                    Initially $738,193.50 in the form of an
                                     irrevocable letter of credit to be reduced
                                     as set forth in Article 5.

ASSIGNMENT/SUBLETTING FEE:           $750.00

AFTER-HOURS HVAC COST:               $1.00 per heat pump per hour with a minimum
                                     charge of $30.00 per request, subject to
                                     change at any time to reflect actual cost
                                     increases to Landlord.

PARKING                              45 passes at $200.00 per space per month
                                     (see Article 39)

REAL ESTATE BROKER DUE COMMISSION:   Cushman & Wakefield of Massachusetts, Inc.,
                                     for Landlord; The Columbia Group, for
                                     Tenant

TENANT'S SIC CODE:                   7371

                                                           ---------------------
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                                                           ---------------------
                                                                 Initials

BUILDING BUSINESS HOURS:             Monday through Friday 8:00 a.m. - 6:00 p.m.
                                     (excluding Massachusetts state holidays)
                                     Saturday 8:00 a.m. - 12:00 p.m.

AMORTIZATION RATE:                   Ten percent (10%)

The Reference Pages information is incorporated into and made a part of the Lease. In the event of any conflict between any Reference Pages information and the Lease, the Lease shall control. This Lease includes Exhibits A through F, all of which are made a part of this Lease.

LANDLORD:                                  TENANT:

RREEF AMERICA REIT II CORP. PPP,           ART TECHNOLOGY GROUP, INC.,
a Maryland corporation                     a Delaware corporation

By: RREEF Management Company,
    a Delaware corporation,
    Authorized Agent


By: /s/ David F. Crane                     By: /s/ Julie M.B. Bradley
    ------------------------------------       ---------------------------------
Name: David F. Crane                       Name:
                                                 -------------------------------
Title: Vice President - District Manager   Title:
                                                  ------------------------------
Dated:              , 2006                 Dated:              , 2006
       -------------                              -------------

                                                           ---------------------
                                                           |         |         |
                                                           |         |         |
                                                           ---------------------
                                                                 Initials

                                      LEASE

     By this Lease Landlord leases to Tenant and Tenant leases from Landlord the Premises in the Building as set forth and described on the Reference Pages. The Premises are depicted on the floor plan attached hereto as Exhibit A, and the Building is depicted on the site plan attached hereto as Exhibit A-1. The Building is located on the Lot legally described on Exhibit A-2. The Reference Pages, including all terms defined thereon, are incorporated as part of this Lease.

1. USE AND RESTRICTIONS ON USE.

     1.1 The Premises are to be used solely for general office and storage purposes. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure, or create a nuisance to them, or allow the Premises to be used for any unlawful purpose, or commit any waste. Tenant shall not do, permit or suffer in, on, or about the Premises the sale of any alcoholic liquor without the written consent of Landlord first obtained. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the Premises and its occupancy and shall promptly comply with all governmental orders and directions for the correction, prevention and abatement of any violations in the Building or appurtenant land, caused or permitted by, or resulting from the specific use by Tenant, or in or upon, or in connection with, the Premises, all at Tenant's sole expense. Tenant shall not do or permit anything to be done on or about the Premises or bring or keep anything into the Premises which will in any way increase the rate of, invalidate or prevent the procuring of any insurance protecting against loss or damage to the Building or any of its contents by fire or other casualty or against liability for damage to property or injury to persons in or about the Building or any part thereof.

     1.2 Tenant shall not, and shall not direct, suffer or permit any of its agents, contractors, employees, licensees or invitees (collectively, the "Tenant Entities") to at any time handle, use, manufacture, store or dispose of in or about the Premises or the Building any (collectively "Hazardous Materials") flammables, explosives, radioactive materials, hazardous wastes or materials, toxic wastes or materials, or other similar substances, petroleum products or derivatives or any substance subject to regulation by or under any federal, state and local laws and ordinances relating to the protection of the environment or the keeping, use or disposition of environmentally hazardous materials, substances, or wastes, presently in effect or hereafter adopted, all amendments to any of them, and all rules and regulations issued pursuant to any of such laws or ordinances (collectively "Environmental Laws"), nor shall Tenant suffer or permit any Hazardous Materials to be used in any manner not fully in compliance with all Environmental Laws, in the Premises or the Building and appurtenant land or allow the environment to become contaminated with any Hazardous Materials. Notwithstanding the foregoing, Tenant may handle, store, use or dispose of products containing small quantities of Hazardous Materials (such as aerosol cans containing insecticides, toner for copiers, paints, paint remover and the like) to the extent customary and necessary for the use of the Premises for general office purposes; provided that Tenant shall always handle, store, use, and dispose of any such Hazardous Materials in a safe and lawful manner and never allow such Hazardous Materials to contaminate the Premises, Building and appurtenant land or the environment. Tenant shall protect, defend, indemnify and hold each and all of the Landlord Entities (as defined in Article
30) harmless from and against any and all loss, claims, liability or costs (including court costs and attorney's fees) incurred by reason of any actual or asserted failure of Tenant to fully comply with all applicable Environmental Laws, or the presence, handling, use or disposition in or from the Premises of any Hazardous Materials by Tenant or any Tenant Entity (even though permissible under all applicable Environmental Laws or the provisions of this Lease), or by reason of any actual or asserted failure of Tenant to keep, observe, or perform any provision of this Section 1.2.

     1.3 The Tenant shall have, as appurtenant to the Premises, rights to use in common with others entitled thereto:

          1.3.1 the common facilities included in the Building or the Lot, including common walkways, driveways, lobbies, hallways, ramps, stairways and elevators;

          1.3.2 subject to Article 39, the parking facility (including the visitor's parking area and parking spaces reserved for the disabled), at locations which may from time to time be designated by Landlord. Use of the parking facility shall be subject to the right of the Landlord to restrict parking during snowplowing operations, and during repair, maintenance and restriping work affecting the parking area;

          1.3.3 the pipes, ducts, conduits, wires and appurtenant equipment serving the Premises; and

          1.3.4 if the Premises include less than the entire rentable area of any floor, the common toilets in the central core area of such floor.

Such rights shall always be subject to the Rules and Regulations set forth in Exhibit D as the same may be reasonably amended by the Landlord from time to time, and such other reasonable rules and regulations from time to time established by Landlord by suitable notice, all of which shall be generally applicable to all tenants of the Building and consistently applied by Landlord, and to the right of Landlord to designate and change from time to time areas and facilities so to be used, provided such designations and changes do not deprive Tenant of the substantive benefits of such areas and facilities.

Not included in the Premises are the ceiling, the floor and all perimeter walls of the space identified in Exhibit A, except the inner surfaces thereof and the perimeter doors and windows. Tenant agrees that Landlord shall have the right to place in the Premises (but in such manner as not unreasonably to interfere with Tenant's use of the Premises) utility lines, telecommunication lines, shafts, pipes and the like, for the use and benefit of Landlord and other tenants in the Building, and to replace and maintain and repair such lines, pipes and the like, in, over and upon the Premises, provided that such lines, shafts, pipes and the like do not reduce the total rentable square footage of the Premises, and further provided that Landlord shall replace, maintain and repair such lines, shafts and pipes at a time and in a manner which minimizes any adverse impact on Tenant's use and enjoyment of the Premises. Such utility lines, pipes and the like, shall not be deemed part of the Premises under this Lease.

2. TERM.

     2.1 The Term of this Lease shall begin on the date ("Commencement Date") which shall be the later of the Scheduled Commencement Date as shown on the Reference Pages and the date that Landlord shall tender possession of the Premises to Tenant, and shall terminate on the date as shown on the Reference Pages ("Termination Date"), unless sooner terminated by the provisions of this Lease. Landlord shall tender possession of the Premises with all the Landlord's Work as defined in Exhibit B to this Lease Substantially Completed (as defined in Exhibit B. Upon Landlord's tender of possession, Landlord and Tenant shall agree upon a punch list of items to complete Landlord's Work and Landlord shall proceed with due diligence and complete all such punch list items, subject to force majeure, within thirty (30) days thereafter. Tenant shall, at Landlord's request, execute and deliver a memorandum agreement provided by Landlord in the form of Exhibit C attached hereto, setting forth the actual Commencement Date, Termination Date and, if necessary, a revised rent schedule. Should Tenant fail to do so within thirty (30) days after Landlord's request, the information set forth in such memorandum provided by Landlord shall be conclusively presumed to be agreed and correct, unless there is a bona fide dispute regarding the accuracy of such information.

     2.2 Tenant agrees that in the event of the inability of Landlord to deliver possession of the Premises on the Scheduled Commencement Date for any reason, Landlord shall not be liable for any damage resulting from such inability, but Tenant shall not be liable for any rent until the time when Landlord can, after notice to Tenant, deliver possession of the Premises to Tenant. No such failure to give possession on the Scheduled Commencement Date shall affect the other obligations of Tenant under this Lease, except that if Landlord is unable to deliver possession of the Premises on or before October 15, 2006, Tenant shall have the option to terminate this Lease unless said delay is as a result of: (a) Tenant's request for materials, finishes or installations other than Landlord's standard except those, if any, that Landlord shall have expressly agreed to furnish without extension of time agreed by Landlord; (b) Tenant's change in any plans or specifications; or, (c) performance or completion by a party employed by Tenant (each of the foregoing, a "Tenant Delay"). If any delay is the result of a Tenant Delay, the Commencement Date and the payment of rent under this Lease shall be accelerated by the number of days of such Tenant Delay.

     2.3 In the event Landlord permits Tenant, or any agent, employee or contractor of Tenant, to enter, use or occupy the Premises prior to the Commencement Date, such entry, use or occupancy shall be subject to all the provisions of this Lease other than the payment of rent, including, without limitation, Tenant's compliance with the insurance requirements of Article 11. Said early possession shall not advance the Termination Date.

     2.4 At Tenant's election, the Term of this Lease may be extended in accordance with Article 40 of this Lease.

3. RENT.

     3.1 Tenant agrees to pay to Landlord the Annual Rent in effect from time to time by paying the Monthly Installment of Rent then in effect on or before the first day of each full calendar month during the Term. The Monthly Installment of Rent in effect at any time shall be one-twelfth (1/12) of the Annual Rent in effect at such time. Rent for any period during the Term which is less than a full month shall be a prorated portion of the Monthly Installment of Rent based upon the number of days in such month. Said rent shall be paid to Landlord, without deduction or offset and without notice or demand, at the Rent Payment Address, as set forth on the Reference Pages, or to such other person or at such other place as Landlord may from time to time designate in writing. If an Event of Default occurs, Landlord may require by notice to Tenant that all subsequent rent payments be made by an automatic payment from Tenant's bank account to Landlord's account, without cost to Landlord. Tenant must implement such automatic payment system prior to the next scheduled rent payment or within ten
(10) days after Landlord's notice, whichever is later. Unless specified in this Lease to the contrary, all amounts and sums payable by Tenant to Landlord pursuant to this Lease shall be deemed additional rent.

     3.2 Tenant recognizes that late payment of any Monthly Installment of Rent or other sum invoiced by Landlord under this Lease will result in administrative expense to Landlord, the extent of which additional expense is extremely difficult and economically impractical to ascertain. Tenant therefore agrees that if rent or any other sum is not paid when due and payable pursuant to this Lease, a late charge shall be imposed in an amount equal to the greater of: (a) Fifty Dollars ($50.00), or (b) five percent (5%) of the unpaid rent or other payment. The amount of the late charge to be paid by Tenant shall be reassessed and added to Tenant's obligation for each successive month until paid. The provisions of this Section 3.2 in no way relieve Tenant of the obligation to pay rent or other payments on or before the date on which they are due, nor do the terms of this Section 3.2 in any way affect Landlord's remedies pursuant to
Article 19 of this Lease in the event said rent or other payment is unpaid after date due.

4. RENT ADJUSTMENTS.

     4.1 For the purpose of this Article 4, the following terms are defined as follows:

          4.1.1 LEASE YEAR: Each fiscal year (as determined by Landlord from time to time) falling partly or wholly within the Term, as set forth on the Reference Pages.

          4.1.2 EXPENSES: All costs of operation, maintenance, repair, replacement and management of the Building (including the amount of any credits which Landlord may grant to particular tenants of the Building in lieu of providing any standard services or paying any standard costs described in this
Section 4.1.2 for similar tenants), as determined in accordance with generally accepted accounting principles, including the following costs by way of illustration, but not limitation: water and sewer charges; utility costs, including, but not limited to, the cost of heat, light, power, steam, gas; waste disposal; the cost of janitorial services; the cost of security and alarm services (including any central station signaling system); costs of cleaning, repairing, replacing and maintaining the common areas, including parking and landscaping, window cleaning costs; labor costs; costs and expenses of managing the Building including management and/or administrative fees (provided that any such fees paid to entities related to or affiliated with Landlord shall not exceed fees generally paid in an arms-length transaction for similar services in the Cambridge or suburban Boston office market); air conditioning maintenance costs; elevator maintenance fees and supplies; costs of materials used in the maintenance of the Building; costs of maintaining, repairing, and servicing equipment used in connection with the maintenance of the Building, including the cost of maintenance, repair and service agreements and rental and leasing costs; purchase costs of equipment used in connection with the maintenance of the Building; current rental and leasing costs of items which would be capital items if purchased; tool costs; licenses, permits and inspection fees; wages and salaries; employee benefits and payroll taxes; accounting and legal fees; any sales, use or service taxes incurred in connection therewith. In addition, Landlord shall be entitled to recover, as additional rent (which, along with any other capital expenditures constituting Expenses, Landlord may either include in Expenses or cause to be billed to Tenant along with Expenses and Taxes but as a separate item), Tenant's Proportionate Share of: (i) an allocable portion of the cost of capital improvement items which are reasonably calculated to reduce operating expenses;
(ii) the cost of fire sprinklers and suppression systems and other life safety systems; and (iii) other capital expenses which are required under any governmental laws, regulations or ordinances which were not applicable to the Building at the time it was constructed; provided such costs shall be amortized over the reasonable life of such expenditures in accordance with such reasonable life and amortization schedules as shall be determined by Landlord in accordance with generally accepted accounting principles, with interest on the unamortized amount at one percent (1%) in excess of the Wall Street Journal prime lending rate announced from time to time. Expenses shall not include Taxes, Insurance Costs; the cost of capital improvements (except as set forth above); depreciation; human resources support, or any other home office costs; salaries or fringe benefits of personnel above the grade of building/property manager; compensation paid to any Building employee to the extent that the same is not fairly allocable to the work or service provided by such employee to the Building; debt service, late charges, points, fee title insurance or mortgagee title insurance, escrow or similar charges under any mortgage on the Property; the costs of repairs or other work to the extent Landlord is reimbursed by insurance or condemnation proceeds; costs in connection with leasing space in the Building, including brokerage commissions; lease concessions, marketing and advertising; rental abatements and construction allowances granted to specific tenants; costs incurred in connection with the sale, financing or refinancing of the Building; services or other benefits provided by Landlord to other tenants of the Building to the extent such services or other benefits are in excess of the services which Landlord furnishes or is required to furnish to Tenant under this Lease at Landlord's initial expense; fines, interest and penalties incurred due to the late payment of Taxes or Expenses; organizational expenses associated with the creation and operation of the entity which constitutes Landlord; costs incurred in connection with Landlord's enforcement of lease with tenants in the Building, including, without limitation, administrative hearings, court costs and attorneys' fees and disbursements in connection with any summary proceeding to dispossess any tenant; the cost of installing, operating and maintaining any specialty facility such as an observatory, broadcasting facilities, luncheon club, athletic or recreational club, child care or similar facility, auditorium, or conference center; charitable contributions or other donations; costs attributable to the removal of asbestos-containing materials or lead paint or other hazardous materials; or any penalties or damages that Landlord pay s to Tenant under this Lease or to other tenants in the Building under their respective leases; costs attributable to the gross negligence or willful misconduct of Landlord or its agents or contractors.

          4.1.3 TAXES: Real estate taxes and any other taxes, charges and assessments which are levied with respect to the Building or the land appurtenant to the Building, or with respect to any improvements, fixtures and equipment or other property of Landlord, real or personal, located in the Building and used in connection with the operation of the Building and said land, any payments to any ground lessor in reimbursement of tax payments made by such lessor; and all fees, expenses and costs incurred by Landlord in investigating, protesting, contesting or in any way seeking to reduce or avoid increase in any assessments, levies or the tax rate pertaining to any Taxes to be paid by Landlord in any Lease Year. Taxes shall not include any corporate franchise, or estate, inheritance or net income tax, gift tax, sales tax or tax imposed upon any transfer by Landlord of its interest in this Lease or the Building or any taxes to be paid by Tenant pursuant to Article 28.

          4.1.4 INSURANCE COSTS: Any and all insurance charges of or relating to all insurance policies and endorsements deemed by Landlord to be reasonably necessary or desirable and relating in any manner to the protection, preservation, or operation of the Building or any part thereof; provided that if any such insurance policies provide coverage for any assets in addition to the Building and the fixtures and equipment therein, then the costs of such policies shall be ratably allocated among the insured assets.

     4.2 If in any Lease Year, (i) Expenses paid or incurred shall exceed Expenses paid or incurred in the Base Year (Expenses) and/or (ii) Taxes paid or incurred by Landlord in any Lease Year shall exceed the amount of such Taxes which became due and payable in the Base Year (Taxes), and/or (iii) Insurance Costs paid or incurred by Landlord in any Lease Year shall exceed the amount of such Insurance Costs which became due and payable in the

Base Year (Insurance), Tenant shall pay as additional rent for such Lease Year Tenant's Proportionate Share of each such excess amount.

     4.3 The annual determination of Expenses and Insurance Costs shall be made by Landlord and shall be binding upon Landlord and Tenant, subject to the provisions of this Section 4.3. During the Term, Tenant may review, at Tenant's sole cost and expense, the books and records supporting such determination in an office of Landlord, or Landlord's agent, at the Building, during normal business hours, upon giving Landlord five (5) days advance written notice within one hundred twenty (120) days after receipt of such determination, but in no event more often than once in any one (1) year period, subject to execution of a confidentiality agreement acceptable to Landlord, and provided that if Tenant utilizes its financing department or an independent accountant to perform such review it shall not compensated on a contingency basis and is also subject to such confidentiality agreement. If Tenant fails to object to Landlord's determination of Expenses and Insurance Costs within ninety (90) days after receipt, or if any such objection fails to state with specificity the reason for the objection, Tenant shall be deemed to have approved such determination and shall have no further right to object to or contest such determination. In the event that during all or any portion of any Lease Year or Base Year, the Building is not fully rented and occupied Landlord shall make an appropriate adjustment in occupancy-related Expenses for such year for the purpose of avoiding distortion of the amount of such Expenses to be attributed to Tenant by reason of variation in total occupancy of the Building, by employing consistent and sound accounting and management principles to determine Expenses that would have been paid or incurred by Landlord had the Building been one hundred percent (100%) rented and occupied, and the amount so determined shall be deemed to have been Expenses for such Lease Year. In the event Tenant has been overcharged for Expenses and/or Taxes and such overcharge is ten percent (10%) or more of the amount actually due from Tenant with respect to Expenses or Taxes, as the case may be, Landlord shall also pay all reasonable costs incurred by Tenant in conducting the audit.

     4.4 Prior to the actual determination thereof for a Lease Year, Landlord may from time to time estimate Tenant's liability for Expenses, Insurance Costs and/or Taxes under Section 4.1, Article 6 and Article 28 for the Lease Year or portion thereof. Landlord will give Tenant written notification of the amount of such estimate and Tenant agrees that it will pay, by increase of its Monthly Installments of Rent due in such Lease Year, additional rent in the amount of such estimate. Any such increased rate of Monthly Installments of Rent pursuant to this Section 4.4 shall remain in effect until further written notification to Tenant pursuant hereto.

     4.5 When the above mentioned actual determination of Tenant's liability for Expenses, Insurance Costs and/or Taxes is made for any Lease Year and when Tenant is so notified in writing, then:

          4.5.1 If the total additional rent Tenant actually paid pursuant to
Section 4.3 on account of Expenses, Insurance Costs and/or Taxes for the Lease Year is less than Tenant's liability for Expenses, Insurance Costs and/or Taxes, then Tenant shall pay such deficiency to Landlord as additional rent in one lump sum within thirty (30) days of receipt of Landlord's bill therefor; and

          4.5.2 If the total additional rent Tenant actually paid pursuant to
Section 4.3 on account of Expenses, Insurance Costs and/or Taxes for the Lease Year is more than Tenant's liability for Expenses, Insurance Costs and/or Taxes, then Landlord shall credit the difference against the then next due payments to be made by Tenant under this Article 4, or, if the Lease has terminated, refund the difference in cash. Tenant shall not be entitled to a credit by reason of actual Expenses and/or Taxes and/or Insurance Costs in any Lease Year being less than Expenses and/or Taxes and/or Insurance Costs in the Base Year (Expenses and/or Taxes and/or Insurance).

     4.6 If the Commencement Date is other than January 1 or if the Termination Date is other than December 31, Tenant's liability for Expenses, Insurance Costs and Taxes for the Lease Year in which said Date occurs shall be prorated based upon a three hundred sixty-five (365) day year.

5. SECURITY DEPOSIT.

     5.1 Tenant shall deposit the Security Deposit with Landlord upon the execution of this Lease. Said sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants and conditions of this Lease to be kept and performed by Tenant and not as an advance rental deposit or as a measure of

Landlord's damage in case of Tenant's default. If Tenant defaults with respect to any provision of this Lease, Landlord may use any part of the Security Deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion is so used, Tenant shall within ten (10) business days after written demand therefor, deposit with Landlord an amount sufficient to restore the Security Deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Except to such extent, if any, as shall be required by law, Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant at such time after termination of this Lease when Landlord shall have determined that all of Tenant's obligations under this Lease have been fulfilled, but in no event more than thirty (30) days after the Termination Date.

     5.2 The required Security Deposit shall be in the form of an Irrevocable Standby Letter of Credit in favor of Landlord (the "letter of credit") in the amount set forth on the Reference Pages. Under any circumstance under which Landlord is entitled the use of all or a part of the Security Deposit, then, Landlord, in addition to all other rights and remedies provided under the Lease, shall have the right to draw down the full balance of the letter of credit and retain so much of the proceeds as is required to cure the default or other condition which gave rise to Landlord's right to draw on the letter of credit. The following terms and conditions shall govern the letter of credit:

          5.2.1 Provided that Tenant is not then in default, the amount of the letter of credit may be reduced after the thirtieth (30th) month of the Term to $369,096.75. Upon expiration of the Term, the letter of credit shall be returned to Tenant when Tenant is entitled to return of its Security Deposit.

          5.2.2 The letter of credit shall be in favor of Landlord, shall be issued by Silicon Valley Bank or such other commercial bank as is reasonably acceptable to Landlord, shall comply with all of the terms and conditions of this Section 5.2 and shall otherwise be in form reasonably acceptable to Landlord. The initial letter of credit shall have an expiration date not earlier than fifteen (15) months after the Commencement Date. A draft of the form of letter of credit must be submitted to Landlord for its approval prior to issuance.

          5.2.3 The letter of credit or any replacement letter of credit shall be irrevocable for the term thereof and shall automatically renew on a year to year basis until a period ending not earlier than thirty (30) days after the Termination Date ("End Date") without any action whatsoever on the part of Landlord; provided that the issuing bank shall have the right not to renew the letter of credit by giving written notice to Landlord not less than sixty (60) days prior to the expiration of the then current term of the letter of credit that it does not intend to renew the letter of credit. Tenant understands that the election by the issuing bank not to renew the letter of credit shall not, in any event, diminish the obligation of Tenant to maintain such an irrevocable letter of credit in favor of Landlord through such date.

          5.2.4 Landlord, or its then managing agent, shall have the right from time to time to make one or more draws on the letter of credit at any time that an Event of Default has occurred and such Event of Default remains uncured five
(5) days after written notice from Landlord to Tenant. The letter of credit must state that it can be presented for payment at the office of the issuer or an approved correspondent in the metropolitan Boston, Massachusetts area. Funds may be drawn down on the letter of credit upon presentation to the issuing or corresponding bank of Landlord's (or Landlord's then managing agent's) certificate stating as follows:

          "Beneficiary is entitled to draw on this credit pursuant to that certain Lease dated for reference April 12, 2006 between RREEF AMERICA REIT II CORP. PPP, a Maryland corporation, as Landlord and ART TECHNOLOGY GROUP, INC., a Massachusetts corporation, as Tenant, as amended from time to time."

It is understood that if Landlord or its managing agent be a corporation, partnership or other entity, then such statement shall be signed by an officer (if a corporation), a general partner (if a partnership), or any authorized party (if another entity).

          5.2.5 Tenant acknowledges and agrees (and the letter of credit shall so state) that the letter of credit shall be honored by the issuing bank without inquiry as to the truth of the statements set forth in such draw request and regardless of whether the Tenant disputes the content of such statement.

          5.2.6 In the event of a transfer of Landlord's interest in the Premises, Landlord shall have the right to transfer the letter of credit to the transferee and thereupon the Landlord shall, without any further agreement between the parties, be released by Tenant from all liability therefor, and it is agreed that the provisions hereof shall apply to every transfer or assignment of said letter of credit to a new landlord; provided that Landldord shall pay all fees to the issuer necessary to effect and evidence such transfer.

          5.2.7 Without limiting the generality of the foregoing, if the letter of credit expires earlier than the End Date, or the issuing bank notifies Landlord that it will not renew the letter of credit, Landlord shall accept a renewal thereof or substitute letter credit (such renewal or substitute letter of credit to be in effect not later than thirty (30) days prior to the expiration of the expiring letter of credit), irrevocable and automatically renewable as above provided to the End Date upon the same terms as the expiring letter of credit or upon such other terms as may be acceptable to Landlord. However, if (i) the letter of credit is not timely renewed, or (ii) a substitute letter of credit, complying with all of the terms and conditions of this Section is not timely received, then Landlord may present the expiring letter of credit to the issuing bank, and the entire sum so obtained shall be paid to Landlord, to be held by Landlord until Tenant would otherwise be entitled to the return of the letter of credit, and if a monetary default occurs, Landlord may retain so much of the proceeds as are necessary to cure such monetary default. Notwithstanding anything to the contrary in this Section 5, Tenant shall not be in default for failing to renew the letter of credit unless such failure to renew remains uncured five (5) days after written notice from Landlord.

6. ALTERATIONS.

     6.1 Except for those, if any, specifically provided for in Exhibit B to this Lease, Tenant shall not make or suffer to be made any alterations, additions, or improvements, including, but not limited to, the attachment of any fixtures or equipment in, on, or to the Premises or any part thereof or the making of any improvements as required by Article 7, without the prior written consent of Landlord, which consent for non-structural alterations, additions or improvements shall not be unreasonably withheld. When applying for such consent, Tenant shall, if requested by Landlord, furnish complete plans and specifications for such alterations, additions and improvements. Provided Tenant gives Landlord advanced written notice, Landlord's consent shall not be required with respect to alterations which (i) are not structural in nature, (ii) are not visible from the exterior of the Building, (iii) do not affect or require modification of the Building's electrical, mechanical, plumbing, HVAC or other systems, and (iv) in aggregate do not cost more than $25,000.00.

     6.2 In the event Landlord consents to the making of any such alteration, addition or improvement by Tenant, the same shall be made by using either Landlord's contractor or a contractor reasonably approved by Landlord, in either event at Tenant's sole cost and expense. If Tenant shall employ any contractor other than Landlord's contractor and such other contractor or any subcontractor of such other contractor shall employ any non-union labor or supplier, Tenant shall be responsible for and hold Landlord harmless from any and all delays, damages and extra costs suffered by Landlord as a result of any dispute with any labor unions concerning the wage, hours, terms or conditions of the employment of any such labor. In any event Landlord may charge Tenant a construction management fee not to exceed (i) five percent (5%) of the cost of such work, which cost exceeds $25,000.00 but is less than $100,000.00; (ii) three percent (3%) of the cost of such work, which cost is within the range of $100,000.00 up to, but not including, $500,000.00; and (iii) two percent (2%) of the cost of such work, which cost is $500,000.00 or greater to cover its overhead as it relates to such proposed work, plus third-party costs actually incurred by Landlord in connection with the proposed work and the design thereof, with all such amounts being due five (5) days after Landlord's demand.

     6.3 All alterations, additions or improvements proposed by Tenant shall be constructed in accordance with all government laws, ordinances, rules and regulations, using Building standard materials where applicable, and Tenant shall, prior to construction, provide the additional insurance required under
Article 11 in such case, and also all such assurances to Landlord as Landlord shall reasonably require to assure payment of the costs thereof, including but not limited to, notices of non-responsibility, waivers of lien, surety company performance bonds and funded construction escrows and to protect Landlord and the Building and appurtenant land against any loss from any mechanic's, materialmen's or other liens. Tenant shall pay in addition to any sums due pursuant to Article 4, any increase in real estate taxes attributable to any such alteration, addition or improvement for so long, during the Term, as such increase is ascertainable; at Landlord's election said sums shall be paid in the same way as sums due under
Article 4. Landlord may, as a condition to its consent to any particular alterations or improvements, require Tenant to deposit with Landlord the amount reasonably estimated by Landlord as sufficient to cover the cost of removing such alterations or improvements and restoring the Premises, to the extent required under Section 26.2.

7. REPAIR.

     7.1 Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises, except as specified in Exhibit B if attached to this Lease and except that Landlord shall repair and maintain the structural portions of the Building, including the basic plumbing, air conditioning, heating and electrical systems installed or furnished by Landlord. By taking possession of the Premises, Tenant accepts them as being in good order, condition and repair and in the condition in which Landlord is obligated to deliver them, except as set forth in the punch list to be delivered pursuant to
Section 2.1. It is hereby understood and agreed that no representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant, except as specifically set forth in this Lease.

     7.2 Tenant shall, at all times during the Term, keep the Premises in good condition and repair excepting damage by fire, or other casualty, and in compliance with all applicable governmental laws, ordinances and regulations, promptly complying with all governmental orders and directives for the correction, prevention and abatement of any violations or nuisances in or upon, or connected with, the Premises, all at Tenant's sole expense.

     7.3 Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant.

     7.4 Except as provided in Article 22 and for Landlord's gross negligence or willful misconduct, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or to fixtures, appurtenances and equipment in the Building. Except to the extent, if any, prohibited by law, Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect.

8. LIENS. Tenant shall keep the Premises, the Building and appurtenant land and Tenant's leasehold interest in the Premises free from any liens arising out of any services, work or materials performed, furnished, or contracted for by Tenant, or obligations incurred by Tenant. In the event that Tenant fails, within twenty (20) days following the imposition of any such lien, to either cause the same to be released of record or provide Landlord with insurance against the same issued by a major title insurance company or such other protection against the same as Landlord shall accept (such failure to constitute an Event of Default), Landlord shall have the right to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith shall be payable to it by Tenant within twenty (20) days of Landlord's written demand.

9. ASSIGNMENT AND SUBLETTING.

     9.1 Tenant shall have the right to assign or pledge this Lease or to sublet the whole or any part of the Premises whether voluntarily or by operation of law, or permit the use or occupancy of the Premises by anyone other than Tenant subject to the prior written consent of Landlord, such consent not to be unreasonably withheld conditioned or delayed, and said approval shall also be required prior to any assignment or subletting by any and all assignees of the Lease and subtenants of the Premises. In the event Tenant desires to sublet, or permit such occupancy of, the Premises, or any portion thereof, or assign this Lease, Tenant shall give written notice thereof to Landlord at least thirty (30) days but no more than one hundred eighty (180) days prior to the proposed commencement date of such subletting or assignment, which notice shall set forth the name of the proposed subtenant or assignee, the relevant terms of any sublease or assignment and copies of financial reports and other relevant financial information of the proposed subtenant or assignee. Landlord shall provide its approval to such proposed assignment or sublease (or a written explanation of why such approval is being withheld) no later than thirty (30) days after Tenant provides the information required by this Section 9.1.

     9.2 Notwithstanding any assignment or subletting, permitted or otherwise, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of the rent specified in this Lease and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease. Upon the occurrence of an Event of Default, if the Premises or any part of them are then assigned or sublet, Landlord, in addition to any other remedies provided in this Lease or provided by law, may, at its option, collect directly from such assignee or subtenant all rents due and becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord from Tenant under this Lease, and no such collection shall be construed to constitute a novation or release of Tenant from the further performance of Tenant's obligations under this Lease.

     9.3 Intentionally deleted.

     9.4 In the event that Tenant sells, sublets, assigns or transfers this Lease, Tenant shall pay to Landlord as additional rent an amount equal to fifty percent (50%) of any Increased Rent (as defined below), less Tenant's Costs (as defined below), when and as such Increased Rent is received by Tenant. As used in this Section, "Increased Rent" shall mean the excess of (i) all rent and other consideration which Tenant is entitled to receive by reason of any sale, sublease, assignment or other transfer of this Lease, over (ii) the rent otherwise payable by Tenant under this Lease at such time. For purposes of the foregoing, any consideration received by Tenant in form other than cash shall be valued at its fair market value as determined by Landlord in good faith. For purposes of this Section 9.4, the term "Tenant's Costs' shall mean commissions, allowances, tenant improvements, legal fees and all other reasonable costs, calculated on a cash basis, incurred by Tenant in connection with such sublease, assignment or other transfer.

     9.5 Notwithstanding any other provision hereof, it shall be considered reasonable for Landlord to withhold its consent to any assignment of this Lease or sublease of any portion of the Premises if at the time of either Tenant's notice of the proposed assignment or sublease or the proposed commencement date thereof, there shall exist any uncured default of Tenant or matter which will become a default of Tenant with passage of time unless cured, or if the proposed assignee or sublessee is an entity: (a) with which Landlord is already in negotiation; (b) is already an occupant of the Park unless Landlord is unable to provide the amount of space required by such occupant; (c) is a governmental agency; (d) is incompatible with the character of occupancy of the Building; (e) with which the payment for the sublease or assignment is determined in whole or in part based upon its net income or profits; or (f) would subject the Premises to a use which would: (i) involve increased wear upon the Building; (ii) violate any exclusive right granted to another tenant of the Building; (iii) require any addition to or modification of the Premises or the Building in order to comply with building code or other governmental requirements (unless such addition or modification is made at the expense of Tenant or the proposed assignee or sublessee; or, (iv) involve a violation of Section 1.2. Tenant expressly agrees that for the purposes of any statutory or other requirement of reasonableness on the part of Landlord, Landlord's refusal to consent to any assignment or sublease for any of the reasons described in this Section 9.5, shall be conclusively deemed to be reasonable.

     9.6 Upon any request to assign or sublet, Tenant will pay to Landlord the Assignment/Subletting Fee plus, on demand, a sum equal to all of Landlord's out-of-pocket costs, including reasonable attorney's fees, incurred in investigating and considering any proposed or purported assignment or pledge of this Lease or sublease of any of the Premises, regardless of whether Landlord shall consent to, refuse consent, or determine that Landlord's consent is not required for, such assignment, pledge or sublease. Any purported sale, assignment, mortgage, transfer of this Lease or subletting which does not comply with the provisions of this Article 9 shall be void.

     9.7 If Tenant is a corporation, limited liability company, partnership or trust, any transfer or transfers of or change or changes within any twelve (12) month period in the number of the outstanding voting shares of the corporation or limited liability company, the general partnership interests in the partnership or the identity of the persons or entities controlling the activities of such partnership or trust resulting in the persons or entities owning or controlling a majority of such shares, partnership interests or activities of such partnership or trust at the beginning of such period no longer having such ownership or control shall be regarded as equivalent to an assignment of this Lease to the persons or entities acquiring such ownership or control and shall be subject to all the provisions of this
Article 9 to the same extent and for all intents and purposes as though such an assignment.

     9.8 Notwithstanding the foregoing provisions of this Article to the contrary, Tenant shall be permitted to assign this Lease, or sublet all or a portion of the Premises, to an Affiliate of Tenant without the prior consent of Landlord, if all of the following conditions are first satisfied:

          9.8.1 Tenant shall not then be in default under this Lease;

          9.8.2 a fully executed copy of such assignment or sublease, the assumption of this Lease by the assignee or acceptance of the sublease by the sublessee, and such other information regarding the assignment or sublease as Landlord may reasonably request, shall have been delivered to Landlord;

          9.8.3 the Premises shall continue to be operated solely for the use specified in the Reference Page or other use acceptable to Landlord in its sole discretion;

          9.8.4 any guarantor of this Lease reaffirms that its Guaranty remains in full force and effect; and

          9.8.5 Tenant shall pay all costs reasonably incurred by Landlord in connection with such assignment or subletting, including without limitation attorneys' fees.

Tenant acknowledges (and, at Landlord's request, at the time of such assignment or subletting shall confirm) that in each instance Tenant shall remain liable for performance of the terms and conditions of the Lease despite such assignment or subletting. As used herein the term "Affiliate" shall mean an entity which
(i) directly or indirectly controls Tenant or (ii) is under the direct or indirect control of Tenant or (iii) is under common direct or indirect control with Tenant, (iv) is the successor in interest to Tenant by way of merger or consolidation, or by sale of all of the stock of Tenant or of all of the assets of Tenant, so long as the tangible net worth of the surviving or successor entity following such transaction is at least as much as the tangible net worth of Tenant immediately preceding the transaction or at the Commencement Date, whichever is higher. Control shall mean ownership of fifty-one percent (51%) or more of the voting securities or rights of the controlled entity.

10. INDEMNIFICATION. None of the Landlord Entities shall be liable and Tenant hereby waives all claims against them for any damage to any property or any injury to any person in or about the Premises or the Building by or from any cause whatsoever (including without limiting the foregoing, rain or water leakage of any character from the roof, windows, walls, basement, pipes, plumbing works or appliances, the Building not being in good condition or repair, gas, fire, oil, electricity or theft), except to the extent caused by or arising from the gross negligence or willful misconduct of Landlord or its agents, employees or contractors. Tenant shall protect, indemnify and hold the Landlord Entities harmless from and against any and all loss, claims, liability or costs (including court costs and attorney's fees) incurred by reason of (a) any damage to any property (including but not limited to property of any Landlord Entity) or any injury (including but not limited to death) to any person occurring in, on or about the Premises or the Building to the extent that such injury or damage shall be caused by or arise from any actual or alleged act, neglect, fault, or omission by or of Tenant or any Tenant Entity to meet any standards imposed by any duty with respect to the injury or damage; (b) the conduct or management of any work or thing whatsoever done by the Tenant in or about the Premises or from transactions of the Tenant concerning the Premises;
(c) Tenant's failure to comply with any and all governmental laws, ordinances and regulations applicable to the condition or use of the Premises or its occupancy; or (d) any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of the Tenant to be performed pursuant to this Lease. The provisions of this Article shall survive the termination of this Lease with respect to any claims or liability accruing prior to such termination.

11. INSURANCE.

     11.1 Tenant shall keep in force throughout the Term: (a) a Commercial General Liability insurance policy or policies to protect the Landlord Entities against any liability to the public or to any invitee of Tenant or a

Landlord Entity incidental to the use of or resulting from any accident occurring in or upon the Premises with a limit of not less than $1,000,000.00 per occurrence and not less than $2,000,000.00 in the annual aggregate, or such larger amount as Landlord may prudently require from time to time that would be within the range of coverage for like kind of buildings in the Boston marketplace, covering bodily injury and property damage liability and $1,000,000 products/completed operations aggregate; (b) Business Auto Liability covering owned, non-owned and hired vehicles with a limit of not less than $1,000,000 per accident; (c) Worker's Compensation Insurance with limits as required by statute and Employers Liability with limits of $500,000 each accident, $500,000 disease policy limit, $500,000 disease--each employee; (d) All Risk or Special Form coverage protecting Tenant against loss of or damage to Tenant's alterations, additions, improvements, carpeting, floor coverings, panelings, decorations, fixtures, inventory and other business personal property situated in or about the Premises to the full replacement value of the property so insured; and, (e) Business Interruption Insurance with limit of liability representing loss of at least approximately six (6) months of income.

     11.2 The aforesaid policies shall (a) be provided at Tenant's expense; (b) name the Landlord Entities as additional insureds (General Liability) and loss payee (Property--Special Form); (c) be issued by an insurance company with a minimum Best's rating of "A-:VII" during the Term; and (d) provide that said insurance shall not be canceled unless thirty (30) days prior written notice (ten days for non-payment of premium) shall have been given to Landlord; a certificate of Liability insurance on Accord Form 25 and a certificate of Property insurance on Accord Form 27, or comparable forms, shall be delivered to Landlord by Tenant upon the Commencement Date and at least thirty (30) days prior to each renewal of said insurance.

     11.3 Whenever Tenant shall undertake any alterations, additions or improvements in, to or about the Premises ("Work") the aforesaid insurance protection must extend to and include injuries to persons and damage to property arising in connection with such Work, without limitation including liability under any applicable structural work act, and such other insurance as Landlord shall reasonably require; and the policies of or certificates evidencing such insurance must be delivered to Landlord prior to the commencement of any such Work.

12. WAIVER OF SUBROGATION. So long as their respective insurers so permit, Tenant and Landlord hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage, All Risks or other insurance now or hereafter existing for the benefit of the respective party but only to the extent of the net insurance proceeds payable under such policies. Each party shall obtain any special endorsements required by their insurer to evidence compliance with the aforementioned waiver.

13. SERVICES AND UTILITIES.

     13.1 Subject to the other provisions of this Lease, Landlord agrees to furnish to the Premises during Building Business Hours (specified on the Reference Pages) on generally recognized business days (but exclusive in any event of Sundays and national and local legal holidays), the following services and utilities subject to the rules and regulations of the Building prescribed from time to time: (a) water suitable for normal office use of the Premises; (b) heat and air conditioning required in Landlord's reasonable judgment for the use and occupation of the Premises during Building Business Hours, which shall be no colder than 68 degrees in the winter and no warmer than 76 degrees in the summer; (c) cleaning and janitorial service; (d) elevator service by non-attended automatic elevators; and, (e) equipment to bring to the Premises electricity for lighting, convenience outlets and other normal office use. In the absence of Landlord's gross negligence or willful misconduct, Landlord shall not be liable for, and Tenant shall not be entitled to, any abatement or reduction of rental by reason of Landlord's failure to furnish any of the foregoing, unless such failure shall persist for an unreasonable time after written notice of such failure is given to Landlord by Tenant and provided further that Landlord shall not be liable when such failure is caused by accident, breakage, repairs, labor disputes of any character, energy usage restrictions or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord. Landlord shall use reasonable efforts to remedy any interruption in the furnishing of services and utilities.

          13.1.1 Allocable Costs - Electricity. Tenant shall pay to Landlord monthly an amount reasonably estimated by Landlord to equal Tenant's Allocable Electricity Costs for the electrical energy that Tenant requires for operation of the lighting fixtures, appliances and equipment of Tenant in the Premises and the heating and air conditioning equipment of Landlord servicing the Premises. "Tenant's Allocable Electricity Costs" as used herein is initially estimated to be $1.25 per rsf, and shall be as determined in accordance with Exhibit E attached hereto and made a part hereof. Landlord shall from time to time furnish to Tenant a statement setting forth in reasonable detail the particulars relating to Tenant's Allocable Electricity Costs for the period to which such a statement relates. In the event the estimated payments made by Tenant for said period shall be less than Tenant's Allocable Electricity Costs for said period as set forth in said statement, Tenant shall promptly remit to Landlord the difference. In the event the estimated payments made by Tenant for said period exceed Tenant's Allocable Electricity Costs for said period as set forth in said statement, such excess shall be refunded by Landlord. Landlord shall not be liable in any way to Tenant for any failure or defect in the supply or character of electrical energy furnished to the Premises by reason of any requirement, act or omission of the public utility serving the Building with electricity unless due to the act or omission of Landlord. Tenant's use of electrical energy in the Premises shall not at any time exceed the capacity of any of the electrical conductors and equipment in or otherwise serving the Premises. In order to insure that such capacity is not exceeded and to avert possible adverse affect upon the Building electrical services, Tenant shall give notice to Landlord and obtain Landlord's prior written consent whenever Tenant shall connect to the Building electrical distribution system any major fixtures, appliances or equipment. Any additional feeders or risers to supply Tenant's electrical requirements in addition to those originally installed and all other equipment proper and necessary in connection with such feeders or risers, shall be installed by Landlord upon Tenant's request, at the sole cost and expense of Tenant, provided that such additional feeders and risers are permissible under applicable laws and insurance regulations and the installation of such feeders or risers will not cause permanent damage or injury to the Building or cause or create a dangerous condition or unreasonably interfere with other tenants of the Building. Tenant agrees that it will not make any significant alteration or material addition to the electrical equipment and/or appliances in the Premises without the prior written consent of Landlord in each instance first obtained, which consent will not be unreasonably withheld or delayed, and will promptly advise Landlord of any alteration or addition to such electrical equipment and/or appliances. Except to the extent included in the initial Landlord's Work, Tenant, at Tenant's expense, shall purchase, install and replace all light fixtures, bulbs, tubes, lamps, lenses, globes, ballasts and switches used in the Premises. Notwithstanding the foregoing, Landlord, at its election, may install at Landlord's cost and expense a separate meter for Tenant's electric usage in which event Tenant shall thereafter obtain and pay for its electricity directly from the electric utility servicing the Building.

     13.2 Should Tenant require any additional work or service, as described above, including services furnished outside ordinary business hours specified above, Landlord may, on terms to be agreed, upon reasonable advance notice by Tenant, furnish such additional service and Tenant agrees to pay Landlord such commercially reasonable charges as may be agreed upon, including any tax imposed thereon, but in no event at a charge less than Landlord's actual cost plus overhead for such additional service and, where appropriate, a reasonable allowance for depreciation of any systems being used to provide such service. The current charge for after-hours HVAC service, which is subject to change at any time to reflect actual increases in cost to Landlord of providing such after-hours HVAC service, is specified on the Reference Pages.

     13.3 Wherever heat-generating machines or equipment are used by Tenant in the Premises which affect the temperature otherwise maintained by the air conditioning system or Tenant allows occupancy of the Premises by more persons than the heating and air conditioning system is designed to accommodate, in either event whether with or without Landlord's approval, Landlord reserves the right to consult with Tenant regarding the need to install supplementary heating and/or air conditioning units in or for the benefit of the Premises. If Landlord and Tenant agree that such additional units are required for the Premises, then Landlord shall install such additional units and the cost thereof, including the cost of installation and the cost of operations and maintenance, shall be paid by Tenant to Landlord within fifteen (15) days of Landlord's demand, such demand to include copies of the invoices showing the costs of purchasing and installing said additional units.

     13.4 Tenant will not, without the written consent of Landlord, use any apparatus or device in the Premises, including but not limited to, electronic data processing machines and machines using current in excess of 2000 watts and/or 30 amps or 220 volts, which will in any way increase the amount of electricity or water usually furnished or supplied for use of the Premises for normal office use, nor connect with electric current, except through existing electrical outlets in the Premises, or water pipes, any apparatus or device for the purposes of using electrical current or water. If Tenant shall require water or electric current in excess of that usually furnished or supplied for use of the Premises as normal office use, Tenant shall procure the prior written consent of Landlord for the use thereof, which Landlord may refuse, and if Landlord does consent, Landlord may cause a water meter or electric current meter to be installed so as to measure the amount of such excess water and electric current. The cost of any such meters shall be paid for by Tenant. Tenant agrees to pay to Landlord within fifteen (15) days of Landlord's demand, the cost of all such excess water and electric current consumed (as shown by said meters, if any, or, if none, as reasonably estimated by Landlord) at the rates charged for such services by the local public utility or agency, as the case may be, furnishing the same, plus any additional expense incurred in keeping account of the water and electric current so consumed.

     13.5 Tenant will not, without the written consent of Landlord, contract with a utility provider to service the Premises with any utility, including, but not limited to, telecommunications, electricity, water, sewer or gas, which is not previously providing such service to other tenants in the Building. Subject to Landlord's reasonable rules and regulations and the provisions of Articles 6 and 26, Tenant shall be entitled to the use of wiring ("Communications Wiring") from the existing telecommunications nexus in the Building to the Premises, sufficient for normal general office use of the Premises. Tenant shall not install any additional Communications Wiring, nor remove any Communications Wiring, without in each instance obtaining the prior written consent of Landlord, which consent may be withheld in Landlord's sole and absolute discretion. Landlord's shall in no event be liable for disruption in any service obtained by Tenant pursuant to this paragraph.

14. HOLDING OVER. Tenant shall pay Landlord for each day Tenant retains possession of the Premises or part of them after termination of this Lease by lapse of time or otherwise at the rate ("Holdover Rate") which shall be One Hundred Fifty Percent (150%) of the greater of the amount of the Annual Rent for the last period prior to the date of such termination plus all Rent Adjustments under Article 4, prorated on a daily basis, and also pay all damages sustained by Landlord by reason of such retention. If Landlord gives notice to Tenant of Landlord's election to such effect, such holding over shall constitute renewal of this Lease for a period from month to month or one (1) year, whichever shall be specified in such notice, in either case at the Holdover Rate, but if the Landlord does not so elect, no such renewal shall result notwithstanding acceptance by Landlord of any sums due hereunder after such termination; and instead, a tenancy at sufferance at the Holdover Rate shall be deemed to have been created. In any event, no provision of this Article 14 shall be deemed to waive Landlord's right of reentry or any other right under this Lease or at law.

15. SUBORDINATION. Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, this Lease shall be subject and subordinate at all times to ground or underlying leases and to the lien of any mortgages or deeds of trust now or hereafter placed on, against or affecting the Building, Landlord's interest or estate in the Building, or any ground or underlying lease; provided, however, that if the lessor, mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant's interest in this Lease be superior to any such instrument, then, by notice to Tenant, this Lease shall be deemed superior, whether this Lease was executed before or after said instrument. Notwithstanding the foregoing, Tenant covenants and agrees to execute and deliver within ten
(10) days of Landlord's request such further instruments evidencing such subordination or superiority of this Lease as may be required by Landlord. Currently, there is no mortgage encumbering the property upon which the Building is situated. As to any future mortgagee, Landlord shall request, and use commercially reasonable efforts to obtain a reasonable non-disturbance letter from any future mortgagees in such mortgagee's standard form, but the failure to obtain such non-disturbance letter, despite such efforts, shall not be a breach of this Lease.

16. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with all the rules and regulations as set forth in Exhibit D to this Lease and all reasonable and non-discriminatory modifications of and additions to them from time to time put into effect by Landlord. Landlord shall apply and enforce its Rules and Regulations consistently for all tenants and occupants of the Building, but shall not otherwise be responsible to Tenant for the non-performance by any other tenant or occupant of the Building of any such rules and regulations.

17. REENTRY BY LANDLORD.

     17.1 Subject to Section 17.2 hereof, Landlord reserves and shall at all times have the right to re-enter the Premises to inspect the same, to supply janitor service and any other service to be provided by Landlord to Tenant under this Lease, to show said Premises to prospective purchasers, mortgagees or tenants, and to alter, improve or repair the Premises and any portion of the Building, without abatement of rent, and may for that purpose erect, use and maintain scaffolding, pipes, conduits and other necessary structures and open any wall, ceiling or floor in and through the Building and Premises where reasonably required by the character of the work to be performed, provided (a) Landlord shall endeavor to provide Tenant, when reasonably possible, with at least forty-eight (48) hours advance notice prior to any entrance into the Premises, except in the event of emergency, when Landlord shall be required only to give such advance notice as is reasonably practicable under the circumstances; (b) Landlord's work in the Premises shall not block or materially impair entrance to the Premises; and (c) any non-emergency entry into or work within the Premises shall be done at a time and in such manner as minimizes any adverse impact on Tenant's use and enjoyment of the Premises. Landlord shall have the right at any time to change the arrangement and/or locations of entrances, or passageways, doors and doorways, and corridors, windows, elevators, stairs, toilets or other public parts of the Building and to change the name, number or designation by which the Building is commonly known. In the event that Landlord damages any portion of any wall or wall covering, ceiling, or floor or floor covering within the Premises, Landlord shall repair or replace the damaged portion to match the original as nearly as commercially reasonable but shall not be required to repair or replace more than the portion actually damaged. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned by any action of Landlord authorized by this Article 17.

     17.2 For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in the Premises, excluding Tenant's vaults and safes or special security areas (designated in advance), and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency to obtain entry to any portion of the Premises. As to any portion to which access cannot be had by means of a key or keys in Landlord's possession, Landlord is authorized to gain access by such means as Landlord shall elect and the cost of repairing any damage occurring in doing so shall be borne by Tenant and paid to Landlord within five (5) days of Landlord's demand. Except in the event of an emergency, Landlord shall not enter into or perform any work or repairs in Tenant's data center, except with Tenant's prior approval, which approval shall not be unreasonably withheld. Landlord further covenants that Landlord shall not install or maintain any pipe, drain or other plumbing conduit through or above Tenant's data center as originally located as part of Landlord's Work.

18. DEFAULT.

     18.1 Except as otherwise provided in Article 20, the following events shall be deemed to be Events of Default under this Lease:

          18.1.1 Tenant shall fail to pay when due any sum of money becoming due to be paid to Landlord under this Lease, whether such sum be any installment of the rent reserved by this Lease, any other amount treated as additional rent under this Lease, or any other payment or reimbursement to Landlord required by this Lease, whether or not treated as additional rent under this Lease, and such failure shall continue for a period of five (5) days after written notice that such payment was not made when due.

          18.1.2 Tenant shall fail to comply with any term, provision or covenant of this Lease which is not provided for in another Section of this Article and shall not cure such failure within twenty (20) days (forthwith, if the failure involves a hazardous condition) after written notice of such failure to Tenant provided, however, that such failure shall not be an event of default if such failure could not reasonably be cured during such twenty (20) day period, Tenant has commenced the cure within such twenty (20) day period and thereafter is diligently pursuing such cure to completion, but the total aggregate cure period shall not exceed one hundred twenty (120) days.

          18.1.3 Tenant shall fail to vacate the Premises immediately upon termination of this Lease, by lapse of time or otherwise, or upon termination of Tenant's right to possession only.

          18.1.4 Tenant shall become insolvent, admit in writing its inability to pay its debts generally as they become due, file a petition in bankruptcy or a petition to take advantage of any insolvency statute, make an assignment for the benefit of creditors, make a transfer in fraud of creditors, apply for or consent to the appointment of a receiver of itself or of the whole or any substantial part of its property, or file a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws, as now in effect or hereafter amended, or any other applicable law or statute of the United States or any state thereof.

          18.1.5 A court of competent jurisdiction shall enter an order, judgment or decree adjudicating Tenant bankrupt, or appointing a receiver of Tenant, or of the whole or any substantial part of its property, without the consent of Tenant, or approving a petition filed against Tenant seeking reorganization or arrangement of Tenant under the bankruptcy laws of the United States, as now in effect or hereafter amended, or any state thereof, and such order, judgment or decree shall not be vacated or set aside or stayed within sixty (60) days from the date of entry thereof.

19. REMEDIES.

     19.1 Except as otherwise provided in Article 20, upon the occurrence of any of the Events of Default described or referred to in Article 18, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever, concurrently or consecutively and not alternatively:

          19.1.1 Landlord may, at its election, terminate this Lease or terminate Tenant's right to possession only, without terminating the Lease.

          19.1.2 Upon any termination of this Lease, whether by lapse of time or otherwise, or upon any termination of Tenant's right to possession without termination of the Lease, Tenant shall surrender possession and vacate the Premises immediately, and deliver possession thereof to Landlord, and Tenant hereby grants to Landlord full and free license to enter into and upon the Premises in such event and to repossess Landlord of the Premises as of Landlord's former estate and to expel or remove Tenant and any others who may be occupying or be within the Premises and to remove Tenant's signs and other evidence of tenancy and all other property of Tenant therefrom without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without incurring any liability for any damage resulting therefrom, Tenant waiving any right to claim damages for such re-entry and expulsion, and without relinquishing Landlord's right to rent or any other right given to Landlord under this Lease or by operation of law.

          19.1.3 Upon any termination of this Lease, whether by lapse of time or otherwise, Landlord shall be entitled to recover as damages, all rent, including any amounts treated as additional rent under this Lease, and other sums due and payable by Tenant on the date of termination, plus as liquidated damages and not as a penalty, an amount equal to the sum of: (a) an amount equal to the then present value of the rent reserved in this Lease for the residue of the stated Term of this Lease including any amounts treated as additional rent under this Lease and all other sums provided in this Lease to be paid by Tenant, minus the fair rental value of the Premises for such residue; (b) the value of the time and expense necessary to obtain a replacement tenant or tenants, and the estimated expenses described in Section 19.1.4 relating to recovery of the Premises, preparation for reletting and for reletting itself; and (c) the cost of performing any other covenants which would have otherwise been performed by Tenant.

          19.1.4 Upon any termination of Tenant's right to possession only without termination of the Lease:

               19.1.4.1 Neither such termination of Tenant's right to possession nor Landlord's taking and holding possession thereof as provided in Section
19.1.2 shall terminate the Lease or release Tenant, in whole or in part, from any obligation, including Tenant's obligation to pay the rent, including any amounts treated as additional rent, under this Lease for the full Term, and if Landlord so elects Tenant shall continue to pay to Landlord the entire amount of the rent as and when it becomes due, including any amounts treated as additional rent under this Lease, for the remainder of the Term plus any other sums provided in this Lease to be paid by Tenant for the remainder of the Term.

               19.1.4.2 Landlord shall use commercially reasonable efforts to relet the Premises or portions thereof. Landlord and Tenant agree that nevertheless Landlord shall at most be required to use only the same efforts Landlord then uses to lease premises in the Building generally and that in any case that Landlord shall not be required to give any preference or priority to the showing or leasing of the Premises or portions thereof over any other space that Landlord may be leasing or have available and may place a suitable prospective tenant in any such other space regardless of when such other space becomes available and that Landlord shall have the right to relet the Premises for a greater or lesser term than that remaining under this Lease, the right to relet only a portion of the Premises, or a portion of the Premises or the entire Premises as a part of a larger area, and the right to change the character or use of the Premises. In connection with or in preparation for any reletting, Landlord may, but shall not be required to, make repairs, alterations and additions in or to the Premises and redecorate the same to the extent Landlord deems necessary or desirable, and Tenant shall pay the cost thereof, together with Landlord's expenses of reletting, including, without limitation, any commission incurred by Landlord, within twenty (20) days after Landlord's demand. Landlord shall not be required to observe any instruction given by Tenant about any reletting or accept any tenant offered by Tenant unless such offered tenant has a credit-worthiness reasonably acceptable to Landlord and leases all or substantially all of the Premises upon terms and conditions including a rate of rent (after giving effect to all expenditures by Landlord for tenant improvements, broker's commissions and other leasing costs) all no less favorable to Landlord than as called for in this Lease, nor shall Landlord be required to make or permit any assignment or sublease for more than the current term or which Landlord would not be required to permit under the provisions of Article 9.

               19.1.4.3 Until such time as Landlord shall elect to terminate the Lease and shall thereupon be entitled to recover the amounts specified in such case in Section 19.1.3, Tenant shall pay to Landlord upon demand the full amount of all rent, including any amounts treated as additional rent under this Lease and other sums reserved in this Lease for the remaining Term, together with the costs of repairs, alterations, additions, redecorating and Landlord's expenses of reletting and the collection of the rent accruing therefrom (including reasonable attorney's fees and broker's commissions), as the same shall then be due or become due from time to time, less only such consideration as Landlord may have received from any reletting of the Premises; and Tenant agrees that Landlord may file suits from time to time to recover any sums falling due under this Article 19 as they become due. Any proceeds of reletting by Landlord in excess of the amount then owed by Tenant to Landlord from time to time shall be credited against Tenant's future obligations under this Lease but shall not otherwise be refunded to Tenant or inure to Tenant's benefit.

     19.2 Upon the occurrence of an Event of Default, Landlord may (but shall not be obligated to) cure such default at Tenant's sole expense. Without limiting the generality of the foregoing, Landlord may, at Landlord's option, enter into and upon the Premises if Landlord determines in its sole discretion that Tenant is not acting within a commercially reasonable time to maintain, repair or replace anything for which Tenant is responsible under this Lease or to otherwise effect compliance with its obligations under this Lease and correct the same, without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer and without incurring any liability for any damage or interruption of Tenant's business resulting therefrom, except for Landlord's gross negligence or willful misconduct, and Tenant agrees to reimburse Landlord within five (5) days of Landlord's demand as additional rent, for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease, plus interest from the date of expenditure by Landlord at the Wall Street Journal prime rate; provided Landlord shall comply with the notice and other requirements of re-entry set forth in Section 17 of this Lease.

     19.3 Tenant understands and agrees that in entering into this Lease, Landlord is relying upon receipt of all the Annual and Monthly Installments of Rent to become due with respect to all the Premises originally leased hereunder over the full Initial Term of this Lease for amortization, including interest at the Amortization Rate. For purposes hereof, the "Concession Amount" shall be defined as the aggregate of all amounts forgone or expended by Landlord as free rent under the lease, under Exhibit B hereof for construction allowances (excluding therefrom any amounts expended by Landlord for Landlord's Work, as defined in Exhibit B), and for brokers' commissions payable by reason of this Lease. Accordingly, Tenant agrees that if this Lease or Tenant's right to possession of the Premises leased hereunder shall be terminated as of any date ("Default Termination Date") prior to the expiration of the full Initial Term hereof by reason of a default of Tenant, there shall be due and owing to Landlord as of the day prior to the Default Termination Date, as rent in addition to all other amounts owed by Tenant as of such Date, the amount ("Unamortized Amount") of the Concession Amount determined as set forth below; provided, however, that in the event that such amounts are recovered by Landlord pursuant to any other provision of this Article 19, Landlord agrees that it shall not attempt to recover such amounts pursuant to this Paragraph 19.3. For the purposes hereof, the Unamortized Amount shall be determined in the same manner as the remaining principal balance of a mortgage with interest at the Amortization Rate payable in level payments over the same length of time as from the effectuation of the Concession concerned to the end of the full Initial Term of this Lease would be determined. The foregoing provisions shall also apply to and upon any reduction of space in the Premises, as though such reduction were a termination for Tenant's default, except that (i) the Unamortized Amount shall be reduced by any amounts paid by Tenant to Landlord to effectuate such reduction and (ii) the manner of application shall be that the Unamortized Amount shall first be determined as though for a full termination as of the Effective Date of the elimination of the portion, but then the amount so determined shall be multiplied by the fraction of which the numerator is the rentable square footage of the eliminated portion and the denominator is the rentable square footage of the Premises originally leased hereunder; and the amount thus obtained shall be the Unamortized Amount.

     19.4 If, on account of any breach or default by Tenant in Tenant's obligations under the terms and conditions of this Lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney or collection agency to enforce or defend any of Landlord's rights or remedies arising under this Lease or to collect any sums due from Tenant, Tenant agrees to pay all costs and fees so incurred by Landlord, including, without limitation, reasonable attorneys' fees and costs. TENANT EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY.

     19.5 Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies provided in this Lease or any other remedies provided by law (all such remedies being cumulative), nor shall pursuit of any remedy provided in this Lease constitute a forfeiture or waiver of any rent due to Landlord under this Lease or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants contained in this Lease.

     19.6 No act or thing done by Landlord or its agents during the Term shall be deemed a termination of this Lease or an acceptance of the surrender of the Premises, and no agreement to terminate this Lease or accept a surrender of said Premises shall be valid, unless in writing signed by Landlord. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants contained in this Lease shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants contained in this Lease. Landlord's acceptance of the payment of rental or other payments after the occurrence of an Event of Default shall not be construed as a waiver of such Default, unless Landlord so notifies Tenant in writing. Forbearance by Landlord in enforcing one or more of the remedies provided in this Lease upon an Event of Default shall not be deemed or construed to constitute a waiver of such Default or of Landlord's right to enforce any such remedies with respect to such Default or any subsequent Default.

     19.7 Intentionally deleted.

     19.8 Any and all property which may be removed from the Premises by Landlord pursuant to the authority of this Lease or of law, to which Tenant is or may be entitled, may be handled, removed and/or stored, as the case may be, by or at the direction of Landlord but at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. Any such property of Tenant not retaken by Tenant from storage within thirty (30) days after removal from the Premises shall, at Landlord's option, be deemed conveyed by Tenant to Landlord under this Lease as by a bill of sale without further payment or credit by Landlord to Tenant.

     19.9 Intentionally deleted.

20. TENANT'S BANKRUPTCY OR INSOLVENCY.

     20.1 If at any time and for so long as Tenant shall be subjected to the provisions of the United States Bankruptcy Code or other law of the United States or any state thereof for the protection of debtors as in effect at such time (each a "Debtor's Law"):

          20.1.1 Tenant, Tenant as debtor-in-possession, and any trustee or receiver of Tenant's assets (each a "Tenant's Representative") shall have no greater right to assume or assign this Lease or any interest in this Lease, or to sublease any of the Premises than accorded to Tenant in Article 9, except to the extent Landlord shall be required to permit such assumption, assignment or sublease by the provisions of such Debtor's Law. Without limitation of the generality of the foregoing, any right of any Tenant's Representative to assume or assign this Lease or to sublease any of the Premises shall be subject to the conditions that:

               20.1.1.1 Such Debtor's Law shall provide to Tenant's Representative a right of assumption of this Lease which Tenant's Representative shall have timely exercised and Tenant's Representative shall have fully cured any default of Tenant under this Lease.

               20.1.1.2 Tenant's Representative or the proposed assignee, as the case shall be, shall have deposited with Landlord as security for the timely payment of rent an amount equal to the larger of: (a) three (3) months' rent and other monetary charges accruing under this Lease; and (b) any sum specified in
Article 4.1; and shall have provided Landlord with adequate other assurance of the future performance of the obligations of the Tenant under this Lease. Without limitation, such assurances shall include, at least, in the case of assumption of this Lease, demonstration to the satisfaction of the Landlord that Tenant's Representative has and will continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that Tenant's Representative will have sufficient funds to fulfill the obligations of Tenant under this Lease; and, in the case of assignment, submission of current financial statements of the proposed assignee, audited by an independent certified public accountant reasonably acceptable to Landlord and showing a net worth and working capital in amounts determined by Landlord to be sufficient to assure the future performance by such assignee of all of the Tenant's obligations under this Lease.

               20.1.1.3 The assumption or any contemplated assignment of this Lease or subleasing any part of the Premises, as shall be the case, will not breach any provision in any other lease, mortgage, financing agreement or other agreement by which Landlord is bound.

               20.1.1.4 Landlord shall have, or would have had absent the Debtor's Law, no right under Article 9 to refuse consent to the proposed assignment or sublease by reason of the identity or nature of the proposed assignee or sublessee or the proposed use of the Premises concerned.

21. QUIET ENJOYMENT. Landlord represents and warrants that it has full right and authority to enter into this Lease and that Tenant, while paying the rental and performing its other covenants and agreements contained in this Lease, shall peaceably and quietly have, hold and enjoy the Premises for the Term without hindrance or molestation from Landlord subject to the terms and provisions of this Lease. Landlord shall not be liable for any interference or disturbance by other tenants or third persons, nor shall Tenant be released from any of the obligations of this Lease because of such interference or disturbance.

22. CASUALTY

     22.1 In the event the Premises or the Building are damaged by fire or other cause and in Landlord's reasonable estimation such damage can be materially restored within one hundred eighty (180) days, Landlord shall within ten (10) business days give Tenant written notice of Landlord's reasonable estimation of the date by which material restoration can be made (the "Estimated Restoration Date"), and Landlord forthwith shall repair the same and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate abatement in rent from the date of such damage. Such abatement of rent shall be made pro rata in accordance with the extent to which the damage and the making of such repairs shall interfere with the use and occupancy by Tenant of the Premises from time to time. For purposes of this Lease, the Building or Premises shall be deemed "materially restored" if they are in such condition as would not prevent or materially interfere with Tenant's use of the Premises.

     22.2 If such repairs cannot, in Landlord's reasonable estimation, be made within one hundred eighty (180) days, Landlord and Tenant shall each have the option of giving the other, at any time within sixty (60) days after such damage, notice terminating this Lease as of the date of such damage. In the event of the giving of such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate as of the date of such


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

damage as if such date had been originally fixed in this Lease for the expiration of the Term. In the event that neither Landlord nor Tenant exercises its option to terminate this Lease, then Landlord shall repair or restore such damage, this Lease continuing in full force and effect, and the rent hereunder shall be proportionately abated as provided in Section 22.1.

     22.3 Landlord shall not be required to repair or replace any damage or loss by or from fire or other cause to any panelings, decorations, partitions, additions, railings, ceilings, floor coverings, office fixtures or any other property or improvements installed on the Premises by, or belonging to, Tenant, except for any such fixtures or improvements which were included in Landlord's Work. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

     22.4 In the event that Landlord should fail to complete such repairs and material restoration within sixty (60) days after the Estimated Restoration Date, Tenant may at its option and as its sole remedy terminate this Lease by delivering written notice to Landlord, within fifteen (15) days after the expiration of said period of time, whereupon the Lease shall end as of the Estimated Restoration Date, of or such later date fixed in such notice, as if the Estimated Restoration Date (or later date specified in Tenant's notice) was the date originally fixed in this Lease for the expiration of the Term; provided, however, that if construction is delayed because of changes, deletions or additions in construction requested by Tenant, strikes, lockouts, casualties, Acts of God, war, material or labor shortages, government regulation or control or other causes beyond the reasonable control of Landlord, the period for restoration, repair or rebuilding shall be extended for the amount of time Landlord is so delayed.

     22.5 Notwithstanding anything to the contrary contained in this Article:
(a) Landlord shall not have any obligation whatsoever to repair, reconstruct, or restore the Premises when the damages resulting from any casualty covered by the provisions of this Article 22 occur during the last twelve (12) months of the Term or any extension thereof, but if Landlord determines not to repair such damages Landlord shall notify Tenant and if such damages shall render any material portion of the Premises untenantable Tenant shall have the right to terminate this Lease by notice to Landlord within fifteen (15) days after receipt of Landlord's notice; and (b) in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises or Building requires that any insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon this Lease shall end on the date of such damage as if the date of such damage were the date originally fixed in this Lease for the expiration of the Term.

     22.6 In the event of any damage or destruction to the Building or Premises by any peril covered by the provisions of this Article 22, it shall be Tenant's responsibility to properly secure the Premises and upon notice from Landlord to remove forthwith, at its sole cost and expense, such portion of all of the property belonging to Tenant or its licensees from such portion or all of the Building or Premises as Landlord shall request.

23. EMINENT DOMAIN. If all or any substantial part of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, or conveyance in lieu of such appropriation, either party to this Lease shall have the right, at its option, of giving the other, at any time within thirty (30) days after such taking, notice terminating this Lease, except that Tenant may only terminate this Lease by reason of taking or appropriation, if such taking or appropriation shall be so substantial as to materially interfere with Tenant's use and occupancy of the Premises. If neither party to this Lease shall so elect to terminate this Lease, the rental thereafter to be paid shall be adjusted on a fair and equitable basis under the circumstances. In addition to the rights of Landlord above, if any substantial part of the Building shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain or conveyance in lieu thereof, and regardless of whether the Premises or any part thereof are so taken or appropriated, Landlord shall have the right, at its sole option, to terminate this Lease. Landlord shall be entitled to any and all income, rent, award, or any interest whatsoever in or upon any such sum, which may be paid or made in connection with any such public or quasi-public use or purpose, and Tenant hereby assigns to Landlord any interest it may have in or claim to all or any part of such sums, other than any separate award which may be made with respect to Tenant's trade fixtures and moving expenses; Tenant shall make no claim for the value of any unexpired Term.

24. SALE BY LANDLORD. In event of a sale or conveyance by Landlord of the Building, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions, expressed or implied, contained in this Lease in favor of Tenant, and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease. Except as set forth in this Article 24, this Lease shall not be affected by any such sale and Tenant agrees to attorn to the purchaser or assignee. If any security has been given by Tenant to secure the faithful performance of any of the covenants of this Lease, Landlord may transfer or deliver said security, as such, to Landlord's successor in interest and thereupon Landlord shall be discharged from any further liability with regard to said security.

25. ESTOPPEL CERTIFICATES. Within ten (10) days following any written request which Landlord may make from time to time, Tenant shall execute and deliver to Landlord or mortgagee or prospective mortgagee a sworn statement certifying: (a) the date of commencement of this Lease; (b) the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications to this Lease, that this lease is in full force and effect, as modified, and stating the date and nature of such modifications); (c) the date to which the rent and other sums payable under this Lease have been paid; (d) the fact that there are no current defaults under this Lease by either Landlord or Tenant except as specified in Tenant's statement; and (e) such other matters as may be requested by Landlord. Landlord and Tenant intend that any statement delivered pursuant to this Article 25 may be relied upon by any mortgagee, beneficiary or purchaser. Tenant irrevocably agrees that if Tenant fails to execute and deliver such certificate within such ten (10) day period Landlord or Landlord's beneficiary or agent may execute and deliver such certificate on Tenant's behalf, and that such certificate shall be fully binding on Tenant.

26. SURRENDER OF PREMISES.

     26.1 Tenant shall arrange to meet Landlord for two (2) joint inspections of the Premises, the first to occur at least thirty (30) days (but no more than sixty (60) days) before the last day of the Term, and the second to occur not later than forty-eight (48) hours after Tenant has vacated the Premises. In the event of Tenant's failure to arrange such joint inspections and/or participate in either such inspection, Landlord's inspection at or after Tenant's vacating the Premises shall be conclusively deemed correct for purposes of determining Tenant's responsibility for repairs and restoration.

     26.2 All alterations, additions, and improvements in, on, or to the Premises made or installed by or for Tenant,(collectively, "Alterations"), shall be and remain the property of Tenant during the Term. Upon the expiration or sooner termination of the Term, all Alterations shall become a part of the realty and shall belong to Landlord without compensation, and title shall pass to Landlord under this Lease as by a bill of sale. At the end of the Term or any renewal of the Term or other sooner termination of this Lease, Tenant will peaceably deliver up to Landlord possession of the Premises, together with all Alterations by whomsoever made, in the same conditions received or first installed, broom clean and free of all debris, excepting only ordinary wear and tear and damage by fire or other casualty. Notwithstanding the foregoing, if Landlord elects by notice given to Tenant at least ten (10) days prior to expiration of the Term, Tenant shall, at Tenant's sole cost, remove any Alterations so designated by Landlord's notice, and repair any damage caused by such removal; provided, however, that if such Alterations required Landlord's approval, Tenant shall not be required to remove such Alteration at the end of the Term or earlier termination of this Lease, provided that Tenant shall have requested at the time of the request for approval of such Alterations a determination as to whether removal of such Alterations would be required and Landlord advises Tenant that removal of such Alterations would not be required at the expiration or earlier termination of this Lease. Tenant must, at Tenant's sole cost, remove upon termination of this Lease, any and all of Tenant's furniture, furnishings, equipment, movable partitions of less than full height from floor to ceiling and other trade fixtures and personal property, as well as all data/telecommunications cabling and wiring installed by or on behalf of Tenant, whether inside walls, under any raised floor or above any ceiling (collectively, "Personalty"). Personalty not so removed shall be deemed abandoned by the Tenant and title to the same shall thereupon pass to Landlord under this Lease as by a bill of sale, but Tenant shall remain responsible for the cost of removal and disposal of such Personalty, as well as any damage caused by such removal. In lieu of requiring Tenant to remove Alterations and Personalty and repair the Premises as aforesaid, Landlord may, by written notice to Tenant delivered at least thirty (30) days before the Termination Date, require Tenant to pay to Landlord, as additional rent hereunder, the cost of such removal and repair in an amount reasonably estimated by Landlord.


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

     26.3 All obligations of Tenant under this Lease not fully performed as of the expiration or earlier termination of the Term shall survive the expiration or earlier termination of the Term. Any otherwise unused Security Deposit shall be credited against the amount payable by Tenant under this Lease.

27. NOTICES. Any notice or document required or permitted to be delivered under this Lease shall be addressed to the intended recipient, by fully prepaid registered or certified United States Mail return receipt requested, or by reputable independent contract delivery service furnishing a written record of attempted or actual delivery, and shall be deemed to be delivered when tendered for delivery to the addressee at its address set forth on the Reference Pages to the attention of Accounts Payable with copy to the General Counsel, or at such other address as it has then last specified by written notice delivered in accordance with this Article 27, whether or not actually accepted or received by the addressee. Any such notice or document may also be personally delivered if a receipt is signed by and received from, the individual, if any, named in Tenant's Notice Address. Any notice to Tenant shall be sent with a copy to Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts 02111, Attention: Jonathan M. Cosco, Esq.

28. TAXES PAYABLE BY TENANT. In addition to rent and other charges to be paid by Tenant under this Lease, Tenant shall reimburse to Landlord, upon demand, any and all taxes payable by Landlord (other than net income taxes) whether or not now customary or within the contemplation of the parties to this Lease: (a) upon, allocable to, or measured by or on the gross or net rent payable under this Lease, including without limitation any gross income tax or excise tax levied by the State, any political subdivision thereof, or the Federal Government with respect to the receipt of such rent; (b) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy of the Premises or any portion thereof, including any sales, use or service tax imposed as a result thereof; (c) upon or measured by the Tenant's gross receipts or payroll or the value of Tenant's equipment, furniture, fixtures and other personal property of Tenant or leasehold improvements, alterations or additions located in the Premises; or (d) upon this transaction or any document to which Tenant is a party creating or transferring any interest of Tenant in this Lease or the Premises. In addition to the foregoing, Tenant agrees to pay, before delinquency, any and all taxes levied or assessed against Tenant and which become payable during the term hereof upon Tenant's equipment, furniture, fixtures and other personal property of Tenant located in the Premises.

29. INTENTIONALLY DELETED.

30. DEFINED TERMS AND HEADINGS. The Article headings shown in this Lease are for convenience of reference and shall in no way define, increase, limit or describe the scope or intent of any provision of this Lease. Any indemnification or insurance of Landlord shall apply to and inure to the benefit of all the following "Landlord Entities", being Landlord, Landlord's investment manager, and the trustees, boards of directors, officers, general partners, beneficiaries, stockholders, employees and agents of each of them. Any option granted to Landlord shall also include or be exercisable by Landlord's trustee, beneficiary, agents and employees, as the case may be. In any case where this Lease is signed by more than one person, the obligations under this Lease shall be joint and several. The terms "Tenant" and "Landlord" or any pronoun used in place thereof shall indicate and include the masculine or feminine, the singular or plural number, individuals, firms or corporations, and their and each of their respective successors, executors, administrators and permitted assigns, according to the context hereof. The term "rentable area" shall mean the rentable area of the Premises or the Building as calculated by the Landlord on the basis of the plans and specifications of the Building including a proportionate share of any common areas. Tenant hereby accepts and agrees to be bound by the figures for the rentable space footage of the Premises and Tenant's Proportionate Share shown on the Reference Pages; however, Landlord may adjust either or both figures if there is manifest error, addition or subtraction to the Building or any business park or complex of which the Building is a part, remeasurement or other circumstance reasonably justifying adjustment. The term "Building" refers to the structure in which the Premises are located and the common areas (parking lots, sidewalks, landscaping, etc.) appurtenant thereto. If the Building is part of a larger complex of structures, the term "Building" may include the entire complex, where appropriate (such as shared Expenses, Insurance Costs or Taxes) and subject to Landlord's reasonable discretion.

31. TENANT'S AUTHORITY. Each of the persons executing this Lease on behalf of Tenant represents and warrants that Tenant has been and is qualified to do business in the state in which the Building is located, that the entity has full right and authority to enter into this Lease, and that all persons signing on behalf of the entity were authorized to do so by appropriate actions. Tenant agrees to deliver to Landlord, simultaneously with the delivery of this Lease, a corporate resolution, evidencing the due authorization of Tenant to enter into this Lease. Each of the persons executing this Lease on behalf of Landlord represents and warrants that Landlord has been and is qualified to do business in the state in which the Building is located, that Landlord has full right and authority to enter into this Lease, and that all persons signing on behalf of Landlord were authorized to do so by appropriate actions.

     Tenant hereby represents and warrants that neither Tenant, nor any persons or entities holding any legal or beneficial interest whatsoever in Tenant, are
(i) the target of any sanctions program that is established by Executive Order of the President or published by the Office of Foreign Assets Control, U.S. Department of the Treasury ("OFAC"); (ii) designated by the President or OFAC pursuant to the Trading with the Enemy Act, 50 U.S.C. App. Section 5, the International Emergency Economic Powers Act, 50 U.S.C. Sections 1701-06, the Patriot Act, Public Law 107-56, Executive Order 13224 (September 23, 2001) or any Executive Order of the President issued pursuant to such statutes; or (iii) named on the following list that is published by OFAC: "List of Specially Designated Nationals and Blocked Persons." If the foregoing representation is untrue at any time during the Term, an Event of Default will be deemed to have occurred, without the necessity of notice to Tenant.

32. FINANCIAL STATEMENTS AND CREDIT REPORTS. At Landlord's request, but not more than once in any twelve (12) month period, Tenant shall deliver to Landlord a copy, certified by an officer of Tenant as being a true and correct copy, of Tenant's most recent audited financial statement as filed with the United States Securities and Exchange Commission. Tenant hereby authorizes Landlord to obtain one or more credit reports on Tenant at any time, and shall execute such further authorizations as Landlord may reasonably require in order to obtain a credit report.

33. COMMISSIONS. Each of the parties represents and warrants to the other that it has not dealt with any broker or finder in connection with this Lease, except as described on the Reference Pages, which Brokers shall be compensated by the Landlord per a separate agreement.

34. TIME AND APPLICABLE LAW. Time is of the essence of this Lease and all of its provisions. This Lease shall in all respects be governed by the laws of the state in which the Building is located.

35. SUCCESSORS AND ASSIGNS. Subject to the provisions of Article 9, the terms, covenants and conditions contained in this Lease shall be binding upon and inure to the benefit of the heirs, successors, executors, administrators and assigns of the parties to this Lease.

36. ENTIRE AGREEMENT. This Lease, together with its exhibits, contains all agreements of the parties to this Lease and supersedes any previous negotiations. There have been no representations made by the Landlord or any of its representatives or understandings made between the parties other than those set forth in this Lease and its exhibits. This Lease may not be modified except by a written instrument duly executed by the parties to this Lease.

37. EXAMINATION NOT OPTION. Submission of this Lease shall not be deemed to be a reservation of the Premises. Landlord shall not be bound by this Lease until it has received a copy of this Lease duly executed by Tenant and has delivered to Tenant a copy of this Lease duly executed by Landlord. Notwithstanding anything contained in this Lease to the contrary, Landlord may withhold delivery of possession of the Premises from Tenant until such time as Tenant has paid to Landlord any security deposit required by Article 4.1 and any sum owed pursuant to this Lease.

38. RECORDATION. Tenant shall not record or register this Lease or a short form memorandum hereof without the prior written consent of Landlord, and then shall pay all charges and taxes incident such recording or registration.

39. PARKING.

     39.1 During the initial Term of this Lease, Tenant agrees to lease from Landlord and Landlord agrees to lease to Tenant, the number and type of parking passes as set forth on the Reference Page of this Lease. This right to park in the Building's parking facilities (the "Parking Facility") shall be on an unreserved, nonexclusive, first come, first served basis, for passenger-size automobiles and is subject to the following terms and conditions:

          39.1.1 Tenant shall pay to Landlord, or Landlord's designated parking operator, the Building's prevailing monthly parking charges, without deduction or offset (except as provided in Section 39.1.3 hereof), on the first day of each month during the Term of this Lease. The initial charges are specified on the Reference Page. Landlord will notify Tenant upon not less than thirty (30) days' notice of any increases in the monthly parking charges prior to billing Tenant any increases. No deductions from the monthly charge shall be made for days on which the Parking Facility is not used by Tenant.

          39.1.2 Tenant shall at all times abide by and shall cause each of Tenant's employees, agents, customers, visitors, invitees, licensees, contractors, assignees and subtenants (collectively, "Tenant's Parties") to abide by any rules and regulations ("Rules") for use of the Parking Facility that Landlord or Landlord's garage operator reasonably establishes from time to time, and otherwise agrees to use the Parking Facility in a safe and lawful manner. Landlord reserves the right to adopt, modify and enforce the Rules governing the use of the Parking Facility from time to time including any key-card, sticker or other identification or entrance system and hours of operation. Landlord may refuse to permit any person who violates such Rules to park in the Parking Facility, and any violation of the Rules shall subject the car to removal from the Parking Facility.

          39.1.3 Unless specified to the contrary above, the parking spaces hereunder shall be provided on a non-designated "first-come, first-served" basis. Landlord reserves the right to assign specific spaces, and to reserve spaces for visitors, small cars, disabled persons or for other tenants or guests, and Tenant shall not park and shall not allow Tenant's Parties to park in any such assigned or reserved spaces. Tenant may validate visitor parking by such method as Landlord may approve, at the validation rate from time to time generally applicable to visitor parking. Tenant acknowledges that the Parking Facility may be closed entirely or in part in order to make repairs or perform maintenance services, or to alter, modify, re-stripe or renovate the Parking Facility, or if required by casualty, strike, condemnation, act of God, governmental law or requirement or other reason beyond the operator's reasonable control. If the Parking Facility or any portion thereof is closed and as a result Tenant is unable to use the spaces therein for any period of time, then Tenant's parking fees shall be ratably discounted, and if any such parking fees have been paid in advance, Landlord shall refund such fees or appropriate portion thereof upon written demand by Tenant.

          39.1.4 Tenant acknowledges that to the fullest extent permitted by law, Landlord shall have no liability for any damage to property or other items located in the parking areas of the Project (including without limitation, any loss or damage to tenant's automobile or the contents thereof due to theft, vandalism or accident), nor for any personal injuries or death arising out of the use of the Parking Facility by Tenant or any Tenant's Parties, whether or not such loss or damage results from Landlord's active negligence or negligent omission. The limitation on Landlord's liability under the preceding sentence shall not apply however to loss or damage arising directly from Landlord's willful misconduct. Without limiting the foregoing, if Landlord arranges for the parking areas to be operated by an independent contractor not affiliated with Landlord, Tenant acknowledges that Landlord shall have no liability for claims arising through acts or omissions of such independent contractor. Tenant and Tenant's Parties each hereby voluntarily releases, discharges, waives and relinquishes any and all actions or causes of action for personal injury or property damage occurring to Tenant or any of Tenant's Parties arising as a result of parking in the Parking Facility, or any activities incidental thereto, wherever or however the same may occur, and further agrees that Tenant will not prosecute any claim for personal injury or property damage against Landlord or any of its officers, agents, servants or employees for any said causes of action and in all events, Tenant agrees to look first to its insurance carrier and to require that Tenant's Parties look first to their respective insurance carriers for payment of any losses sustained in connection with any use of the Parking Facility. Tenant hereby waives on behalf of its insurance carriers all rights of subrogation against Landlord or Landlord's agents.

          39.1.5 Tenant's right to park as described in this Article and this Lease is exclusive to Tenant and shall not pass to any assignee or sublessee without the express written consent of Landlord. Such consent is at the sole discretion of the Landlord.


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

          39.1.6 In the event any surcharge or regulatory fee is at any time imposed by any governmental authority with reference to parking, Tenant shall (commencing after two (2) weeks' notice to Tenant) pay, per parking pass, such surcharge or regulatory fee to Landlord in advance on the first day of each calendar month concurrently with the month installment of rent due under this Lease. Landlord will enforce any surcharge or fee in an equitable manner amongst the Building tenants.

          39.1.7 Notwithstanding any provision to the contrary, Tenant shall have access to an additional twenty (20) parking spaces on month-to-month basis at the monthly market rate then charged for such spaces. Landlord may terminate Tenant's rights to any or all of such spaces upon a prior thirty (30) day notice to Tenant.

          39.1.8 Notwithstanding any provision to the contrary, Tenant shall have access to two (2) reserved parking spaces in the loading dock area at the prevailing monthly parking charges.

     39.2 If Tenant violates any of the terms and conditions of this Article, the operator of the Parking Facility shall have the right to remove from the Parking Facility any vehicles hereunder which shall have been involved or shall have been owned or driven by parties involved in causing such violation, without liability therefore whatsoever. In addition, Landlord shall have the right to cancel Tenant's right to use the Parking Facility pursuant to this Article upon ten (10) days' written notice, unless within such ten (10) day period, Tenant cures such default. Such cancellation right shall be cumulative and in addition to any other rights or remedies available to Landlord at law or equity, or provided under this Lease.

40. RENEWAL OPTION. Tenant shall, provided the Lease is in full force and effect and Tenant is not in default under any of the other terms and conditions of the Lease at the time of notification or commencement, have one (1) successive option(s) to renew this Lease for a term of five (5) years each, for the portion of the Premises being leased by Tenant as of the date the renewal term is to commence, on the same terms and conditions set forth in the Lease, except as modified by the terms, covenants and conditions as set forth below:

     40.1 If Tenant elects to exercise said option, then Tenant shall provide Landlord with written notice no earlier than the date which is eighteen (18) months days prior to the expiration of the then current term of the Lease but no later than the date which is nine (9) months prior to the expiration of the then current term of this Lease. If Tenant fails to provide such notice, Tenant shall have no further or additional right to extend or renew the term of the Lease.

     40.2 The Annual Rent and Monthly Installment in effect at the expiration of the then current term of the Lease shall be modified to reflect the current fair market rental for comparable space in the Building and in other similar buildings in the same rental market as of the date the renewal term is to commence, taking into account the specific provisions of the Lease which will remain constant. Landlord shall advise Tenant of the new Annual Rent and Monthly Installment for the Premises no later than thirty (30) days after receipt of Tenant's written request therefor. If Tenant and Landlord are unable to agree on a mutually acceptable rental rate within forty-five (45) days of exercising the renewal option, then Landlord and Tenant shall each appoint a qualified commercial broker with ten (10) years minimum experience as a commercial broker in the Cambridge market, who shall agree on fair market rent for the renewal period within thirty (30) days from the expiration of the aforesaid 45 day period. If the two selected brokers are unable to agree on the fair market rent, then, within fifteen (15) days from the expiration of the aforesaid 30 day period, such two brokers shall appoint a third broker with at least ten (10) years minimum experience as a commercial broker in the Cambridge market. In such event, within fifteen (15) days of the selection of the third broker, the fair market rent for the renewal period shall be the average of the two closest fair market rent determinations for such period of time. Landlord and Tenant shall each pay for their respective broker's service and, if applicable, equally share in the expense of the service provided by the third broker. Within ten (10) days after the brokers' final determination of fair market rent for the renewal period, but no later than nine (9) months prior to the expiration of the Term, Tenant may withdraw its exercise of the renewal option, which option then shall have no further force and effect.

     40.3 This option is not transferable, except as hereinafter provided; the parties hereto acknowledge and agree that they intend that the aforesaid option to renew this Lease shall be "personal" to Tenant as set forth above and that in no event will any assignee or sublessee, except to an Affiliate pursuant to Section 9.8 of this Lease, have any rights to exercise the aforesaid option to renew.

     40.4 As each renewal option provided for above is exercised, the number of renewal options remaining to be exercised is reduced by one and upon exercise of the last remaining renewal option Tenant shall have no further right to extend the term of the Lease.

41. RIGHT OF FIRST OFFER. Provided Tenant is not then in default under the terms, covenants and conditions of the Lease, Tenant shall have the right to lease any space not leased by Tenant on the balance of the seventh (7th) floor which becomes available for lease during the Term. In such event, Landlord shall give written notice to Tenant of the availability of space and the terms and conditions on which Landlord intends to offer it to the public and Tenant shall have a period of ten (10) days in which to exercise Tenant's right to lease such space pursuant to the terms and conditions contained in Landlord's notice, failing which Landlord may lease such space to any third party on whatever basis Landlord desires; provided, however, if Landlord, within one hundred twenty
(120) days from the expiration of the aforesaid ten day period, intends to offer or offers such space under rental terms that are at least ten percent (10%) less than the rental terms originally offered to Tenant, Landlord shall provide Tenant with a second notice containing the revised terms and conditions and Tenant shall have a period of ten (10) days in which to exercise Tenant's right to lease such space pursuant to the terms and conditions contained in Landlord's second notice of the revised terms and conditions. Otherwise, Tenant shall have no further rights with respect to any space on the seventh (7th) floor, not leased by Tenant. If Tenant exercises its right to lease hereunder, effective as of the date Landlord delivers the applicable space to Tenant, such space shall automatically be included within the Premises and subject to all the terms and conditions of the Lease, except as set forth in Landlord's first or second notice, whichever is applicable, and as follows:

     41.1 Tenant's Proportionate Share shall be recalculated, using the total square footage of the Premises, as increased by such space.

     41.2 Such space shall be leased on an "as is" basis and Landlord shall have no obligation to improve the such space or grant Tenant any improvement allowance thereon.

     41.3 If requested by Landlord, Tenant shall, prior to the beginning of the term for such space, execute a written memorandum confirming the inclusion of such space and the Annual Rent for such space.

42. EXPANSION OPTION. Provided Tenant is not then in default under the terms, covenants and conditions of the Lease, Tenant shall have the right to lease approximately seven thousand four hundred sixty-seven (7,467) rentable square feet on the fifth floor of the Building as shown on Exhibit F (the "Expansion Premises") provided Tenant gives written notice to Landlord within one (1) year from the Commencement Date of its exercise of its right to lease the Expansion Premises and Tenant takes possession of the Expansion Premises within six (6) months from Landlord's receipt of the aforesaid notice. If Tenant exercises its right to lease hereunder, effective as of the date Landlord delivers the Expansion Premises to Tenant, the Expansion Premises shall automatically be included within the Premises and subject to all the terms and conditions of the Lease, except as follows:

     42.1 Tenant's Proportionate Share shall be recalculated, using the total square footage of the Premises, as increased by such space.

     42.2 Such space shall be leased on an "as is" basis and Landlord shall have no obligation to improve the such space but shall grant to Tenant a fair market tenant improvement allowance prorated as though the term on the Expansion Premises were five (5) years, so that, by way of example, if the term is three
(3) years, the allowance is 3/5ths of what it would be for a five (5) year term.

     42.3 The length of the term shall be co-terminus with the Term under this Lease and the Annual Rent and Monthly Installment of Rent for the Expansion Premises shall be the then current fair market rental for comparable space in the Building and in other similar buildings in the same rental market as determined under Article 40. Any Tenant improvement allowance will be prorated to the length of the remaining initial Term.

     42.4 If requested by Landlord, Tenant shall, prior to the beginning of the term for the Expansion Premises, execute a written memorandum confirming the inclusion of the Expansion Premises and the Annual Rent and Monthly Installment of Rent.

43. LIMITATION OF LANDLORD'S LIABILITY. Redress for any claim against Landlord under this Lease shall be limited to and enforceable only against and to the extent of Landlord's interest in the Building. The obligations of Landlord under this Lease are not intended to be and shall not be personally binding on, nor shall any resort be had to the private properties of, any of its or its investment manager's trustees, directors, officers, partners, beneficiaries, members, stockholders, employees, or agents, and in no case shall Landlord be liable to Tenant hereunder for any lost profits, damage to business, or any form of special, indirect or consequential damages.

LANDLORD:                                  TENANT:

RREEF AMERICA REIT II CORP. PPP,           ART TECHNOLOGY GROUP, INC.,
a Maryland corporation                     a Delaware corporation

By: RREEF Management Company,
    a Delaware corporation,
    Authorized Agent


By: /s/ David F. Crane                     By: /s/ Julie M.B. Bradley
    ------------------------------------       ---------------------------------
Name: David F. Crane                       Name:
                                                 -------------------------------
Title: Vice President - District Manager   Title:
                                                  ------------------------------
Dated:              , 2006                 Dated:             , 2006
       -------------                              ------------

                  EXHIBIT A - FLOOR PLAN DEPICTING THE PREMISES

                ATTACHED TO AND MADE A PART OF LEASE BEARING THE
                 LEASE REFERENCE DATE OF APRIL 12, 2006 BETWEEN
                RREEF AMERICA REIT II CORP. PPP, AS LANDLORD AND
                      ART TECHNOLOGY GROUP, INC., AS TENANT

     RIVERFRONT OFFICE PARK, ONE MAIN STREET, CAMBRIDGE, MASSACHUSETTS 02142

Exhibits A and A-1 are intended only to show the general layout of the Premises and the Building as of the beginning of the Term of this Lease. They does not in any way supersede any of Landlord's rights set forth in Article 17 with respect to arrangements and/or locations of public parts of the Building and changes in such arrangements and/or locations. They are not to be scaled; any measurements or distances shown should be taken as approximate.

                                   (DIAGRAM)

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

                                   (DIAGRAM)

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                                   (DIAGRAM)

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

                             EXHIBIT A-1 - SITE PLAN

                ATTACHED TO AND MADE A PART OF LEASE BEARING THE
                 LEASE REFERENCE DATE OF APRIL 12, 2006 BETWEEN
                RREEF AMERICA REIT II CORP. PPP, AS LANDLORD AND
                      ART TECHNOLOGY GROUP, INC., AS TENANT

     RIVERFRONT OFFICE PARK, ONE MAIN STREET, CAMBRIDGE, MASSACHUSETTS 02142

                                   (DIAGRAM)

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

                   EXHIBIT A-2 - LEGAL DESCRIPTION OF THE LOT

                ATTACHED TO AND MADE A PART OF LEASE BEARING THE
                 LEASE REFERENCE DATE OF APRIL 12, 2006 BETWEEN
                RREEF AMERICA REIT II CORP. PPP, AS LANDLORD AND
                      ART TECHNOLOGY GROUP, INC., AS TENANT

     RIVERFRONT OFFICE PARK, ONE MAIN STREET, CAMBRIDGE, MASSACHUSETTS 02142

A certain parcel of land in the City of Cambridge, Middlesex County, Massachusetts, bounded and described as follows:

SOUTHWESTERLY   at the intersection of Main Street and First Street, by four lines measuring 44.72 feet, 129.49 feet, 24.15 feet, and 41. I6 feet, respectively;

SOUTHERLY       by Main Street by a line measuring 404.86 feet;

WESTERLY        by Lot 1, by a line measuring 154.28 feet; and

NORTHERLY       by the Broad Canal, 594.60 feet.

Said parcel is shown as Lot 2 on a "Subdivision Plan of Land in Cambridge, Mass. (Middlesex County)", dated April 24, 1981, and revised September 4, 1981, drawn by Boston Survey Consultants, and prepared for Darvel Realty Trust, recorded with Middlesex Southern District Registry of Deeds in Book 14412, Page 199.

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

                        EXHIBIT B -- INITIAL ALTERATIONS

                ATTACHED TO AND MADE A PART OF LEASE BEARING THE
                 LEASE REFERENCE DATE OF APRIL 12, 2006 BETWEEN
                RREEF AMERICA REIT II CORP. PPP, AS LANDLORD AND
                      ART TECHNOLOGY GROUP, INC., AS TENANT

     RIVERFRONT OFFICE PARK, ONE MAIN STREET, CAMBRIDGE, MASSACHUSETTS 02142

1. Landlord's Work. Tenant's architect shall provide space planning and design and Landlord shall obtain permits and provide construction of the work described in Schedule I attached hereto ("Landlord's Work"). Tenant may not use or occupy the Premises with a number of personnel greater than the building code would permit. As further provided herein, Tenant shall be responsible for the incremental cost of Landlord's Work in excess of the Maximum TI Allowance (defined below). Further, Tenant shall be responsible for the cost and installation of all of its furniture, fixtures and equipment, including without limitation all data/telecommunications cabling and wiring. The certificate of Tenant's architect that the work to be done by Landlord pursuant to this Exhibit B has been substantially completed shall be adequate evidence that the Premises have been completed in accordance with the requirements of the Lease and that possession thereof has been deemed delivered to Tenant, for all purposes of the Lease, including the commencement of the payment of rent.

2. Cost and Allowance.

     2.1 Within five (5) days after the execution of this Lease, Landlord shall submit to Tenant for Tenant's approval a written estimate of the cost of Landlord's Work (an "Estimate"). After obtaining the Estimate, Landlord and Tenant thereafter shall diligently consult to make such modifications to Landlord's Work as Tenant determines are necessary to reduce the cost of Landlord's Work. Within fifteen (15) business days after obtaining the Estimate, Landlord will obtain from the selected contractor final pricing for the Landlord's Work (the "Final Pricing") for Tenant's approval. The Final Pricing shall be based no construction drawings prepared by Tenant's architect and expected to be delivered to Landlord on May 8, 2006, plus any further modifications requested by Tenant prior to Tenant's approval of the Final Pricing. The Final Pricing shall not be modified except by a change order approved by Landlord and Tenant.

     2.2 Within five (5) business days after Tenant's approval of the Final Pricing, Landlord may require Tenant to deposit that amount of the amount of the Final Pricing which exceeds the Maximum TI Allowance (the "Tenant Deposit"). The Tenant Deposit shall be held by Landlord in escrow in a separate account as security for the payment of, and shall be credited, without interest, against the sums payable by Tenant under this Lease. Except for demolition work, which Landlord will diligently pursue upon complete execution of this Lease, Landlord shall not be required to commence its other work until the Tenant Deposit is received, and, for purposes only of determining if Landlord has timely complied with its construction obligation under Article 2, the Scheduled Commencement Date shall be extended one (1) day for each day that payment of the Tenant Deposit is delayed after such five (5) day period.

     2.3 This Lease and the rental rates provided for herein are premised on a total cost of Landlord's Work not to exceed $1,634,610.00 (the "Maximum TI Allowance"). The "cost of Landlord's Work" includes, without limitation:

          2.3.1 All costs and expenses actually incurred by Landlord pertaining to Landlord's Work, including, but not limited to, costs charged by contractors, subcontractors and general and other conditions costs and expenses in connection with completing Landlord's Work and otherwise preparing the Premises for occupancy;

          2.3.2 All costs and expenses, including preparation of the plans as needed, for such construction, and site inspection and contract administration by Tenant's onsulting architects and/or engineers;

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                                      B-1

          2.3.3 All costs of permits, licenses and other approvals required for the performance of Landlord's Work; and

          2.3.4 A construction management fee to Landlord of two percent (2%) of the total of all such costs under the foregoing Sections 2.3.1, 2.3.2 and 2.3.3, but not including any costs exceeding the Maximum TI Allowance.

     2.4 If the total cost of Landlord's Work exceeds the Maximum TI Allowance, the entire amount of such excess shall be borne by Tenant and shall be paid to Landlord out of the Tenant Deposit; provided that Tenant shall not be liable to pay any such excess above the Final Pricing except to the extent such excess if the result of a change order requested or approved by Tenant. Prior to the payment of any portion of the Tenant Deposit to Landlord, Tenant's architect shall certify that the work to be paid for has been completed in accordance with the plans and specifications included in Schedule I hereto. Notwithstanding the foregoing, the final One Hundred Thousand Dollars ($100,000) of Tenant's Deposit (the "Holdback") shall not be released to Landlord until substantial completion of Landlord's Work, as defined in Section 3 of this Exhibit B. Any portion of Tenant's Deposit not paid to Landlord pursuant to the provisions of this Exhibit B shall be returned to Tenant within ten (10) days after substantial completion, or if substantial completion does not occur, within ten (10) days after written demand from Tenant.

     2.5 If the total cost of Landlord's Work exceeds the Maximum TI Allowance, the entire amount of such excess shall be borne by Tenant and shall be paid to Landlord by Tenant upon demand as additional rent under the Lease. If the total cost of Landlord's Work is less than the Maximum TI Allowance, the entire amount of the difference shall be available for Tenant's use for other leasehold improvements that would remain with the Premises.

     2.6 Tenant and Tenant's construction representative and contractor(s) shall have access to the Premises during the construction of Landlord's Work for purposes of inspecting and monitoring the progress of Landlord's Work and for installing telecommunications, other communications wiring, furniture installation and security system installation to serve the Premises. Such access and use of the Premises shall be coordinated with Landlord so as not to interfere with or delay the completion of Landlord's Work.

3. Substantial Completion of Landlord's Work. Substantial completion of Landlord's Work shall be evidenced by (i) certification by Tenant's architect as provided in Section 1 of this Exhibit B; (ii) the issuance of a Certificate of Occupancy; and (iii) Landlord's and Tenant's agreement on a punch list for work to be completed by Landlord pursuant to Section 2.1 of this Lease.

4. Miscellaneous.

     4.1 Except as set forth in this Exhibit B, Landlord has no other agreement with Tenant and has no obligation to do any work with respect to the Premises. Any other work in the Premises which may be permitted by Landlord pursuant to the terms and conditions of the Lease shall be done at Tenant's sole cost and expense and in accordance with the terms and provisions of the Lease.

     4.2 All rights and remedies of Landlord herein created or otherwise existing at law or equity are cumulative, and the exercise of one or more such rights or remedies shall not be deemed to exclude or waive the right to the exercise of any other rights or remedies. All such rights and remedies may be exercised and enforced concurrently and whenever and as often as deemed desirable.

     4.3 This Exhibit B shall not be deemed applicable to any additional space added to the original Premises at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion of the original Premises or any additions thereto in the event of a renewal or extension of the original term of the Lease, whether by any options under the Lease or otherwise.

5. Landlord's Undertakings.

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                                      B-2

     5.1 Landlord shall keep a complete and accurate accounting of all costs incurred in connection with the Landlord's Work, and shall provide Tenant with such accounting (the "Cost Accounting") within forty-five (45) days after the Premises are Substantially Complete. The Cost Accounting shall be subject to audit by Tenant within sixty (60) days from receipt of such accounting.

     5.2 Landlord represents and warrants that Landlord's Work shall be performed in accordance with all applicable laws. Landlord shall, with reasonable speed and diligence file with the appropriate governmental authority or authorities all applications for building permits and other required approvals and shall take whatever reasonable action shall be necessary in connection with all governmental permits and authorizations which may be required in connection with Landlord's Work. Landlord shall cause the contractor selected to undertake the Landlord's Work to obtain all such permits and authorizations and provide copies of same to Landlord and Tenant. Landlord shall secure from the contractor a one (1) warranty for the Landlord's Work that contractor or its subcontractors perform and Landlord will enforce such warranty upon receipt of timely written notice from Tenant of its need to do so with specificities relating to such need.

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                                      B-3

                                   SCHEDULE I

                                 LANDLORD'S WORK

Construction per plans and specifications dated April 21, 2006 and prepared by Baker Design Group Inc., with such modifications as are shown on the May 8 plans and specifications to be provided by Tenant's architect, as may be further modified by the approval of both Landlord and Tenant.

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                                       B-3

                    EXHIBIT C - COMMENCEMENT DATE MEMORANDUM

                ATTACHED TO AND MADE A PART OF LEASE BEARING THE
                 LEASE REFERENCE DATE OF APRIL 12, 2006 BETWEEN
                RREEF AMERICA REIT II CORP. PPP, AS LANDLORD AND
                      ART TECHNOLOGY GROUP, INC., AS TENANT

     RIVERFRONT OFFICE PARK, ONE MAIN STREET, CAMBRIDGE, MASSACHUSETTS 02142

                          COMMENCEMENT DATE MEMORANDUM

     THIS MEMORANDUM, made as of __________, 2006, by and between RREEF AMERICA REIT II CORP. PPP, a Maryland corporation ("Landlord") and ART TECHNOLOGY GROUP, INC., a Delaware corporation ("Tenant").

                                    Recitals:

     A. Landlord and Tenant are parties to that certain Lease, dated for reference April 12, 2006 (the "Lease") for certain premises (the "Premises") consisting of approximately 44,981 square feet of office space and 500 square feet of storage at the building commonly known as One Main Street, Cambridge, Massachusetts.

     B. Tenant is in possession of the Premises and the Term of the Lease has commenced.

     C. Landlord and Tenant desire to enter into this Memorandum confirming the Commencement Date, the Termination Date and other matters under the Lease.

     NOW, THEREFORE, Landlord and Tenant agree as follows:

     1. The actual Commencement Date is ________________.

     2. The actual Termination Date is _________________.

     3. The schedule of the Annual Rent and the Monthly Installment of Rent set forth on the Reference Pages is deleted in its entirety, and the following is substituted therefor:

                             [INSERT RENT SCHEDULE]

     4. Capitalized terms not defined herein shall have the same meaning as set forth in the Lease.

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                                      C-1

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year first above written.

LANDLORD:                                  TENANT:

RREEF AMERICA REIT II CORP. PPP,           ART TECHNOLOGY GROUP, INC.,
a Maryland corporation                     a Delaware corporation

By: RREEF Management Company,
    a Delaware corporation,
    Authorized Agent

By: DO NOT EXECUTE, SAMPLE ONLY            By: DO NOT EXECUTE, SAMPLE ONLY

Name: David F. Crane                       Name:
Title: Vice President - District Manager         -------------------------------
                                           Title:
Dated:                , 2006                      ------------------------------
       ---------------                     Dated:              , 2006
                                                  -------------

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                                      C-2

                        EXHIBIT D - RULES AND REGULATIONS

                ATTACHED TO AND MADE A PART OF LEASE BEARING THE
                 LEASE REFERENCE DATE OF APRIL 12, 2006 BETWEEN
                RREEF AMERICA REIT II CORP. PPP, AS LANDLORD AND
                      ART TECHNOLOGY GROUP, INC., AS TENANT

     RIVERFRONT OFFICE PARK, ONE MAIN STREET, CAMBRIDGE, MASSACHUSETTS 02142

1. No sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside or inside of the Building without the prior written consent of the Landlord. Landlord shall have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at Tenant's expense by a vendor designated or approved by Landlord. In addition, Landlord reserves the right to change from time to time the format of the signs or lettering and to require previously approved signs or lettering to be appropriately altered. Subject to municipal ordinances and Landlord's approval of size, content, location and materials, Tenant shall have the right to signage on the lobby directory, on the 6th and 7th floors where the Premises are located and on the exterior ground-mounted monument sign adjacent to the East Arcade.

2. If Landlord objects in writing to any curtains, blinds, shades or screens attached to or hung in or used in connection with any window or door of the Premises, Tenant shall immediately discontinue such use. No awning shall be permitted on any part of the Premises. Tenant shall not place anything or allow anything to be placed against or near any glass partitions or doors or windows which may appear unsightly, in the opinion of Landlord, from outside the Premises.

3. Tenant shall not obstruct any sidewalks, halls, passages, exits, entrances, elevators, or stairways of the Building. No tenant and no employee or invitee of any tenant shall go upon the roof of the Building.

4. Any directory of the Building, if provided, will be exclusively for the display of the name and location of tenants only and Landlord reserves the right to exclude any other names. Landlord reserves the right to charge for Tenant's directory listing.

5. All cleaning and janitorial services for the Building and the Premises shall be provided exclusively through Landlord. Tenant shall not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the Premises. Landlord shall not in any way be responsible to any Tenant for any loss of property on the Premises, however occurring, or for any damage to any Tenant's property by the janitor or any other employee or any other person.

6. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed. No foreign substance of any kind whatsoever shall be thrown into any of them, and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, shall have caused it.

7. Tenant shall store all its trash and garbage within its Premises. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord. Tenant will comply with any and all recycling procedures designated by Landlord.

8. Landlord will furnish Tenant two (2) keys free of charge to each door in the Premises that has a passage way lock. Landlord may charge Tenant a reasonable amount for any additional keys, and Tenant shall not make or have made additional keys on its own. Tenant shall not alter any lock or install a new or additional lock or bolt on any door of its Premises. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys of all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, shall pay Landlord therefor.

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                                      D-1

9. If Tenant requires telephone, data, burglar alarm or similar service, the cost of purchasing, installing and maintaining such service shall be borne solely by Tenant. No boring or cutting for wires will be allowed without the prior written consent of Landlord.

10. No equipment, materials, furniture, packages, bulk supplies, merchandise or other property will be received in the Building or carried in the elevators except between such hours and in such elevators as may be designated by Landlord. The persons employed to move such equipment or materials in or out of the Building must be acceptable to Landlord.

11. Tenant shall not place a load upon any floor which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Heavy objects shall stand on such platforms as determined by Landlord to be necessary to properly distribute the weight. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building or to any space in the Building to such a degree as to be objectionable to Landlord or to any tenants shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate the noise or vibration. Landlord will not be responsible for loss of or damage to any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

12. Landlord shall in all cases retain the right to control and prevent access to the Building of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation or interests of the Building and its tenants, provided that nothing contained in this rule shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. Landlord reserves the right to exclude from the Building between the hours of 6 p.m. and 7 a.m. the following day, or such other hours as may be established from time to time by Landlord, and on Sundays and legal holidays, any person unless that person is known to the person or employee in charge of the Building and has a pass or is properly identified. Tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for all acts of such persons. Landlord shall not be liable for damages for any error with regard to the admission to or exclusion from the Building of any person.

13. Tenant shall not use any method of heating or air conditioning other than that supplied or approved in writing by Landlord.

14. Tenant shall not waste electricity, water or air conditioning. Tenant shall keep corridor doors closed. Tenant shall close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus and electricity, gas or air outlets before Tenant and its employees leave the Premises. Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Building or by Landlord for noncompliance with this rule.

15. Tenant shall not install any radio or television antenna, satellite dish, loudspeaker or other device on the roof or exterior walls of the Building without Landlord's prior written consent, which consent may be withheld in Landlord's sole discretion, and which consent may in any event be conditioned upon Tenant's execution of Landlord's standard form of license agreement. Tenant shall be responsible for any interference caused by such installation.

16. Tenant shall not mark, drive nails, screw or drill into the partitions, woodwork, plaster, or drywall (except for pictures, tackboards and similar office uses) or in any way deface the Premises. Tenant shall not cut or bore holes for wires. Tenant shall not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

17. Tenant shall not install, maintain or operate upon the Premises any vending machine without Landlord's prior written consent, except that Tenant may install food and drink vending machines solely for the convenience of its employees.

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                                      D-2

18. No cooking shall be done or permitted by any tenant on the Premises, except that Underwriters' Laboratory approved microwave ovens or equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted provided that such equipment and use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations.

19. Tenant shall not use in any space or in the public halls of the Building any hand trucks except those equipped with the rubber tires and side guards or such other material-handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into the Building.

20. Tenant shall not permit any motor vehicles to be washed or mechanical work or maintenance of motor vehicles to be performed in any parking lot.

21. Tenant shall not use the name of the Building or any photograph or likeness of the Building in connection with or in promoting or advertising Tenant's business, except that Tenant may include the Building name in Tenant's address. Landlord shall have the right, exercisable without notice and without liability to any tenant, to change the name and address of the Building.

22. Tenant requests for services must be submitted to the Building office by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instruction from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

23. Tenant shall not permit smoking or carrying of lighted cigarettes or cigars other than in areas designated by Landlord as smoking areas.

24. Canvassing, soliciting, distribution of handbills or any other written material in the Building is prohibited and each tenant shall cooperate to prevent the same. No tenant shall solicit business from other tenants or permit the sale of any good or merchandise in the Building without the written consent of Landlord.

25. Tenant shall not permit any animals other than service animals, e.g. seeing-eye dogs, to be brought or kept in or about the Premises or any common area of the Building.

26. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of any premises in the Building. Landlord shall uniformly apply and enforce these Rules and Regulations against all of the tenants of the Building.

27. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for safety and security, for care and cleanliness of the Building, and for the preservation of good order in and about the Building. Tenant agrees to abide by all such rules and regulations herein stated and any additional rules and regulations which are adopted. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.

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                          EXHIBIT E - ELECTRICITY COSTS

                ATTACHED TO AND MADE A PART OF LEASE BEARING THE
                 LEASE REFERENCE DATE OF APRIL 12, 2006 BETWEEN
                RREEF AMERICA REIT II CORP. PPP, AS LANDLORD AND
                      ART TECHNOLOGY GROUP, INC., AS TENANT

     RIVERFRONT OFFICE PARK, ONE MAIN STREET, CAMBRIDGE, MASSACHUSETTS 02142

      PROCEDURE FOR ALLOCATION OF COSTS OF ELECTRIC POWER USAGE BY TENANTS

     1. Main electric service to the Building will be provided by the local utility company to a single main meter. All charges by the utility will be read from this meter and billed to and paid by Landlord at rates established by the utility company.

     2. In order to allocate charges for electric service fairly among tenants in relation to the relative amounts of electricity used by each tenant, additional meters (known as "check meters") will be installed by Landlord for each tenant to measure all electricity provided for lights and power to that tenant. This shall not, however, include the following, which shall be wired from the main Building service and not through the check meters: stairwell and emergency lights; elevators; heat pumps and HVAC in the Building; exterior lighting; and all main Building mechanical systems (common areas on each floor, including the elevator lobby, corridors, and bathrooms, will have service through the check meters on each floor) (the "Basic Building Electricity") and which shall be separately metered.

     3. Additional check meters may be installed by Landlord where necessary to assure measurement of all electric service to tenant areas (e.g., in the case of separate dedicated circuits to computer rooms, cafeterias, or other special purpose facilities). Ground floor tenant space will be check-metered if it is not separately metered. In addition, further modification to the number and location of check meters may be made by Landlord if required to improve the quality of information obtained thereby.

     4. Landlord will cause the check meters to be read monthly by its employees and will perform an analysis of the information for the purpose of determining an equitable allocation of the costs of electric service among the tenants in the Building in relation to the respective amounts of usage of electricity by those tenants.

     5. Each tenant's allocable share ("Tenant's Allocable Electricity Cost"), shall be determined by Landlord on the following basis:

          (a) The total kilowatt hour usage for the period under evaluation shall be established for each check meter and also for the Building as a whole by a reading of the main Building meter for that period.

          (b) The cost of the total amount of electricity supplied for usage by tenants during the period (exclusive of the Base Building Electricity) (herein called "Tenant Electricity") shall be determined by multiplying the total cost of electricity as invoiced by the utility company for the same period by a fraction, the numerator of which is the total amount of kilowatt hour usage as measured by all of the Tenant Electricity check meters in the Building and the denominator of which is the total amount of kilowatt hour usage for the Building as measured by the main Building electric meter.

          (c) Tenant's Allocable Electricity Cost for the period shall be determined by multiplying the total costs of Tenant Electricity by a fraction, the numerator of which is the kilowatt hour usage of Tenant Electricity by said tenant (calculated as the sum of kilowatt hour usage during the period measured by all check meters serving its premises) and the denominator of which is the total kilowatt hour usage of Tenant Electricity for the same period.

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                                      E-1

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          (d)  Where part or all of the rentable area on a floor has been occupied by a tenant for less than all of the period for which said Tenant's Allocable Electricity Cost is being calculated, appropriate and equitable modifications shall be made to the allocation formula so that each tenant's allocable share of costs equitably reflects its period of occupancy, provided that in no event shall the total of all costs as allocated to tenants be less than the total cost of Tenant Electricity for said period.

     6. All costs of Base Building Electricity to Landlord shall be treated as part of the Expenses of the Building for purposes of determining the allocation of those costs.

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                         EXHIBIT F - EXPANSION PREMISES
                ATTACHED TO AND MADE A PART OF LEASE BEARING THE
                 LEASE REFERENCE DATE OF APRIL 12, 2006 BETWEEN
                RREEF AMERICA REIT II CORP. PPP, AS LANDLORD AND
                      ART TECHNOLOGY GROUP, INC., AS TENANT

     RIVERFRONT OFFICE PARK, ONE MAIN STREET, CAMBRIDGE, MASSACHUSETTS 02142

                                   (DIAGRAM)

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